                                                           FILE NO. 2-24380

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20550

FORM N-3               REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933


/  / Pre Effective Amendment No.:  __


                     /X/ Post Effective Amendment No.:  52


                                  /X/ and/or

                  REGISTRATION STATEMENT UNDER THE INVESTMENT


                              COMPANY ACT OF 1940


                             /X/ Amendment No.:  52



        /X/ THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
               (Exact Name of Registrant as Specified in Charter)


               THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                          (Name of Insurance Company)

              18 Chestnut Street, Worcester, Massachusetts 01608
         (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)


  Insurance Company's Telephone Number (including area code):  (508)
799-4441


                                 Susan N. Roth



                           Provident Companies, Inc.


                               1 Fountain Square

                                   Suite 756

                         Chattanooga, Tennessee  37402
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


Approximate Date of Proposed Public Offering:                  May 1, 1998

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to Paragraph (b) of Rule 485

/X/  on May 1, 1998, pursuant to Paragraph (b) of Rule 485
/ /  60 days after filing, pursuant to Paragraph (a)(i) of Rule 485
/ /  on                 , pursuant to Paragraph (a) of Rule 485



                       THE PAUL REVERE VARIABLE ANNUITY
                          CONTRACT ACCUMULATION FUND


Cross Reference Sheet Showing Location in Preliminary Prospectus for Individual "Level Charge" and Group Variable Administration Variable Annuity Contracts of Items Called for by Registration Statement on Form N-8B-1.


PAGE NO.     ITEM NO.            HEADING IN PROSPECTUS (PART A)
1                        Cover Page
8                  2     Definitions
8                  3     Summary
11                 4     Per Unit Income and Capital Changes (a)
13                 5     Description of Insurance Company and the
                         Accumulation Fund
16                 6     Management
18                 7     Deductions and Expenses
21                 8     Description of Contracts
26                 9     Payments to Annuitants
28                10     Payments at Death
13                11     Purchases Payment Provisions
30                12     Redemption
36                13     Federal Tax Status
39                14     Legal Proceedings



                         STATEMENT OF ADDITIONAL
                         INFORMATION (PART B)

                         Cover Page
1                 17     Table of Contents
3                 18     General Information and History of Insurance
                         Company and the Accumulation Fund

4                 19     Investment Objectives and Policies
6                 20     Management
11                21     Investment Advisory Services
15                22     Brokerage Allocation
17                24     Underwriters
18                23     Purchase and Pricing of Contracts
19                26     Annuity Payments
21                27     Financial Statements


                         OTHER INFORMATION (PART C)

28(a)                    Financial Statements and Exhibits
1                 28(b)  List of Exhibits
2                 29     Directors and Officers of the Insurance Company
2                 30     Persons Controlled by or under Common Control with
                         Registrant
2                 31     Number of Contractowners
2                 32     Indemnification
2                 33     Business and Other Connections of Investment Advisers
2                 34     Principal Underwriters
3                 35     Location of Accounts and Records
3                 36     Management Services
3                 37     Undertakings


            The

          Paul Revere

          VARIABLE ANNUITY
          CONTRACT ACCUMULATION FUND

          PROSPECTUS

          .   "Level Charge" Variable Annuity
          Contracts

          .   Individual Variable Annuity
          Contracts

          .   Group
          Variable
          Annuity
          Contracts


                   May 1, 1998  (R)



WORCESTER, MASSACHUSETTS

508-799-4441

____________________________________________________

                                 (R)

          WORCESTER, MA 01608

                                   Form 5373-96

                               TABLE OF CONTENTS


Definitions                                                                              8
Summary                                                                                  8
Selected Per Unit Data and Ratios                                                       11
Description of the Company and                                                          13
the Accumulation Fund
          A.   Investment Policies and Restrictions                                     14
Management                                                                              16
Deductions and Expenses                                                                 18
          A.   Sales and Administrative Functions and Expenses                          18
          B.   Investment Advisory Fees                                                 19
          C.   Expense and Mortality and Expense Risk Assumptions                       20
          D.   Brokerage Expenses and Portfolio Turnover                                20
Description of Contracts                                                                21
          A.   Types of Contracts                                                       21
          B.   Purchase Payment Provisions                                              23
          C.   Accumulation Units                                                       24
          D.   Net Asset Value                                                          24
          E.   Annuity Unit                                                             25
          F.   Payments to Annuitants                                                   26
          G.   Payments at Death                                                        28
          H.   Early or Deferred Commencement Dates                                     30
          I.    Redemption                                                              30
          J.    Voting Rights                                                           30
          K.   Miscellaneous Provisions                                                 31
Prior Contracts                                                                         33
          A.   Flexible Payment Contracts Issued Prior to June 1, 1977                  33
          B.   Group Contracts Issued Prior to June 1, 1977                             34
          C.   Group Deposit Administration Variable Annuity Contracts                  34
Fixed Accumulation                                                                      36
Federal Tax Status                                                                      36
Changes in Operation of the Separate Account                                            39
Legal Proceedings                                                                       39
Statement of Additional Information
Table of Contents

                              P R O S P E C T U S

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                          VARIABLE ANNUITY CONTRACTS
                                    SOLD BY
              THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY
                        WORCESTER, MASSACHUSETTS 01608
                                  508-799-4441

          This Prospectus describes the following Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company"). They are:

1.  Flexible Purchase Payment Variable Annuity Contract ("Flexible");

2.  Single Payment Variable Annuity Contract ("Single");

3.  Individual "Level Charge" Variable Annuity Contract ("Level"); and

4.  Group Variable Annuity Contract ("Group").

          The purchase payments received pursuant to these contracts are invested in The Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund"), a separate account of the Insurance Company. The Accumulation Fund consists of two Series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code ("IRC") and are commonly referred to as "qualified contracts". Series N is applicable to all other contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

          The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

          This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing. A Statement of Additional Information about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission and is available, without charge, upon written or oral request received by the Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to page 17 to examine the Table of Contents of the Statement of Additional Information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          Please read this Prospectus carefully and retain it for future reference.


          The date of this Prospectus is May 1, 1998.


          The date of the Statement of Additional Information is May 1,
1998.

                                  DEFINITIONS

Accumulation Unit - an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant - the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity - a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date - the date on which annuity payments will begin.

Annuity Unit - an accounting device used to determine the amount of annuity payments.

Contract Owner - the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity - an annuity with payments fixed in amount throughout the annuity period.

Plan - an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments - payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity - an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

                                    SUMMARY

                                              FLEXIBLE*      SINGLE*     LEVEL*     GROUP*
                                              ---------      -------     ------     ------
                                                               CONTRACTS
                                                               ---------
CONTRACT OWNER TRANSACTION EXPENSES:
Sales Load Imposed on Purchases                   7.5%         6.0%       5.0%       5.0%
(as a percentage of purchase payments)
Collection Fee (per payment)                    $1.00        $1.00      $1.00      $1.00

ANNUAL EXPENSES (as a percentage of
 average net assets):
Management Fees                                    .5%          .5%        .5%        .5%
Mortality and Expense Risk Fees                   1.0%         1.0%       1.0%       1.0%

      Total Annual Expenses                       1.5%         1.5%       1.5%       1.5%



*See page 10 for full contract name.

     If you either surrender or annuitize your contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

                                             YEAR
                                           ---------
                                                   1           3         5        10
                                                  --         ---       ---     -----
Flexible (one time $1000 deposit)                 90         120       152       242
Flexible (annual $1000 deposits)                  90         315       603     1,628
 Single                                           75         106       138       230
Level/Group                                       66          96       129       222


     This fee table is designed to summarize and illustrate all of the deductions and expenses described on pages 8 and 9 for the contracts offered by this Prospectus. State premium taxes, as described on page 8 may also apply.

General Information:

The Accumulation Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Investment Company Act of 1940 ("1940 Act") does not involve supervision of management or investment practices or policies by the Securities and Exchange Commission.

     Four types of variable annuity contracts are offered by this Prospectus. Three of these contracts are issued to individuals and one is a group contract. Two of the "individual" contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

     These contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.


     This Prospectus generally describes only the variable portion of contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company's general assets and are not placed in the Accumulation Fund. (See Fixed Accumulation, page 15).

     The portion of contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management's ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

     All contracts contain the Company's promise that on the annuity commencement date, the contract owner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company's expenses above those assumed and for which deductions are provided for in the contract. Owners of individual contracts and participants in group contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund. (see Voting Rights, page
12)

     Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Federal Tax Status, page 15)

                     SELECTED PER UNIT DATA AND RATIOS (a)


           Series N                1997(b) 1996(b)   1995(b)   1994(b)   1993(b)   1992(b)   1991   1990   1989    1988    1987
       (Non-qualified)
                                                                        Year Ended December 31,
                                                                        -----------------------
Income and Expenses
Investment income               $  .135    $ .137    $ .117    $ .099    $ .055    $ .071   $ .085  $ .111  $ .104  $ .070   $ .042
Operating expenses                 .166      .134      .109      .102      .092      .094     .076    .072    .059    .047     .038

Net investment income (loss)     (0.031)     .003      .008     (.003)    (.037)    (.023)    .009    .039    .045    .023     .004
Capital Changes
Net realized and unrealized       2.660     1.459     1.769     (.023)     .318      .194    1.361   (.102)  1.002    .201     .019
 gains (losses) from
 securities

Net increase (decrease) in        2.629     1.462     1.777     (.026)     .281      .171    1.370   (.063)  1.047    .224     .023
 net asset value
Accumulation unit net asset
 value: Beginning of year         8.729     7.267     5.490     5.516     5.235     5.064    3.694   3.757   2.710   2.486    2.463


End of year                     $11.358    $8.729    $7.267    $5.490    $5.516    $5.235   $5.064  $3.694  $3.757  $2.710   $2.486

Ratios
Operating expenses to average      1.67%     1.69%     1.71%     1.73%     1.73%     1.74%    1.76%   1.80%   1.80%   1.81%    1.80%
 accumulation fund balance

Net investment income (loss)      (0.31%)    0.04%     0.13%    (0.05%)   (0.69%)   (0.42%)   0.21%   0.96%   1.36%   0.88%    0.17%
 to average accumulation fund
 balance

Portfolio turnover rate             139%       94%       67%       62%       62%       66%     109%     84%     84%     64%     138%

Accumulation units                  530       566       586       604       640       662      684     735     774     942    1,085
 outstanding at end of year
 (in thousands)

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

(b) See the Report of Independent Auditors on page 13 of the Statement of Additional Information.

                     SELECTED PER UNIT DATA AND RATIOS (a)


          Series Q             1997(b)  1996(b)   1995(b)   1994(b)   1993(b)   1992(b)    1991    1990    1989     1988    1987
         (Qualified)
                                                                              Year Ended December 31,
                                                                              -----------------------
Income and Expenses
Investment income              $  .177   $ .153   $ .119    $ .081    $ .054    $ .068    $ .093   $ .116  $ .122   $ .078  $ .037
Operating expenses                .159     .133     .096      .073      .079      .076      .066     .055    .051     .041    .028

Net investment income (loss)      .018     .020     .023      .008     (.025)    (.008)     .027     .061    .071     .037    .009
Capital Changes
Net realized and unrealized      2.723    1.551    1.711     (.020)     .291      .159     1.295    (.107)   .928     .194    .030
 gains (losses) from
 securities

Net increase (decrease) in       2.741    1.571    1.734     (.012)     .266      .151     1.322    (.046)   .999     .231    .039
 net asset value
Accumulation unit net asset
 value:
Beginning of year                8.633    7.062    5,328     5.340     5.074     4.923     3.601    3.647   2.648    2.417   2.378


End of year                    $11.374   $8.633   $7.062    $5.328    $5.340    $5.074    $4.923   $3.601  $3.647   $2.648  $2.417

Ratios
Operating expenses to             1.59%    1.57%    1.55%     1.55%     1.56%     1.56%     1.56%    1.58%   1.58%    1.59%   1.63%
 average accumulation fund
 balance
Net investment income (loss)      0.18%    0.24%    0.38%     0.17%    (0.50%)   (0.17%)    0.64%    1.76%   2.20%    1.45%   0.51%
 to average accumulation
 fund balance
Portfolio turnover rate            130%      78%      64%       64%       59%       61%       98%      80%     89%      66%    133%
Accumulation units               1.887    2,093    5,491     5,597     5,700     5,753     5,839    5,961   6,157    6,385   6,703
 outstanding at end of year
 (in thousands)

(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

(b) See the Report of Independent Auditors on page 13 of the Statement of Additional Information.

                          DESCRIPTION OF THE COMPANY
                           AND THE ACCUMULATION FUND

     The Company, with an address of 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.


     Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

     The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates.

     Paul Revere was formerly 83%-owned by Textron Inc. and 17%-owned publicly. On April 29, 1996, Paul Revere and Provident Companies, Inc. ("Provident") announced they had signed a definitive merger agreement pursuant to which Patriot Acquisition Corporation, a wholly owned subsidiary of Provident would merge with and into Paul Revere with Paul Revere as the surviving corporation. On November 6, 1996, Paul Revere and Provident announced that they had amended and restated the merger agreement to, among other things, extend the date as of which the parties would be entitled to terminate the agreement and to adjust the exchange ratio to be used in determining the number of shares of

Provident common stock that Textron will receive in the transaction (as amended, the "Merger Agreement"). The transaction closed on March 27, 1997. Provident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

     Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity contracts. However, obligations arising under such contracts are the obligation of the Company.

     The Accumulation Fund consists of two Series. Series Q is made up of qualified contracts which were afforded special tax treatment under the IRC. Series N is made up of all other contracts.


     The Home Office and Agency retirement plans of The Paul Revere Life Insurance Company, 18 Chestnut Street, Worcester, Massachusetts 01608 held 34% of the outstanding units of the Accumulation Fund at December 31, 1997.

A. Investment Policies and Restrictions

The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the contract owners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

     1. The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

     2. Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

     3. Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the

Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

     The Accumulation Fund will not:

     4.  Acquire more than 5% of the voting securities of any one issuer.

     5. Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

     6.  Invest more than 25% of the value of its assets in any one industry.

     7. Engage in the purchase or sale of interests in real estate which are not readily marketable.

     8. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

     9.  Engage in the purchase or sale of commodities or commodity contracts.

     10. Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

     11. Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

     12. Make short sales of securities.

     13. Invest for the purpose of exercising control or management.

     14. Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

     15. Invest in excess of 10% of the value of its assets in restricted securities.

     As of the year ended December 31, 1997, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

                                   MANAGEMENT

     The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the contracts to which variable accumulation units are credited. A majority of the Accumulation Funds five managers are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the 1940 Act.

     The Board of Managers has the following responsibilities and duties: a) to select and approve annually an independent certified public accountant, b) to execute and approve annually an agreement providing for sales and administrative services, c) to execute and approve annually an agreement providing for investment advisory services, d) to recommend any changes in the fundamental investment policies of the Accumulation Fund, and e) to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi-annual and annual reports to the contract owners.


     The Company pursuant to a written agreement currently acts as Investment Advisor and Administrative Manager of the Accumulation Fund and also assumes certain expenses and mortality and expense risks in connection with the variable annuity contracts.


     Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the Securities and Exchange Commission as an investment advisor. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. As of December 31, 1997, Massachusetts Financial Services Company ("MFS") and its subsidiaries including MFSI, had over $70 billion in assets under management, which included $10 billion of institutional assets, of which approximately $5 billion was managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

     This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board at the first meeting called for that purpose following the Annual Meeting of Variable Annuity Contract Owners which occurred on March 27, 1997.

     Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i) automatically terminate upon assignment by either party;
(ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.

                            DEDUCTIONS AND EXPENSES

A.   Sales and Administrative Functions and Expenses

     The Company acts as principal underwriter and performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund. The Company incurs distribution costs which exceed the sales charges received in the first contract year and finances these excess costs. This financing procedure results in no additional expenses to the Accumulation Fund.


     As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, The Variable Annuity Life Insurance Company will become the Administrator of the Accumulation Fund pursuant to an agreement which is currently being negotiated. The change in Administrator will not result in any changes in administrative or sales fees.


     The total amounts received by the Company in connection with the sales and administrative functions in 1997, 1996 and 1995 were $2,707, $4,434 and $4,452, respectively.

     1. Sales Charges

           Sales charges deducted from purchase payments received are in accordance with the following:

      (a)  Flexible Purchase Payment Variable Annuity Contracts.

                           Purchase       Sales
                           Payments      Charge

                1st        $ 15,000         7.5%
                Next         10,000         6.0
                Next         25,000         5.0
                Next         50,000         4.0
                Over        100,000         2.0


      (b)  Single Payment Variable Annuity Contracts.

                First       $25,000         6.0%
                Next         25,000         3.0

                Over         50,000         1.5

      (c)  Level Variable Annuity Contracts.

Sales charge equals 5% of each purchase payment.

      (d)  Group Variable Annuity Contracts.

           (i) For contracts with anticipated annual purchase payments under $50,000 - 5%.

           (ii) For contracts with anticipated annual purchase payments of $50,000 or more - 2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

           (iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.


      2.   Collection Fee

           A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

      3.   State Premium Taxes

           The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company's practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% premium tax rates vary by state and are subject to change by legislation, administrative interpretation or judicial acts.

B.   Investment Advisory Fees

     The Company, as the Investment Advisor and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

     MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.


     The advisory fee paid to the Company for the three years 1997, 1996 and 1995 amounted to $129,238, $134,458 and $191,061, respectively. The fees paid to MFSI by the Company in 1997, 1996 and 1995 were $90,536, $94,120, and $133,743, respectively.


C.   Expense and Mortality and Expense Risk Assumptions

     Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.


     The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Payments at Death, page 13); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to
(i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 1997, 1996 and 1995 amounted to $258,476, $268,915, and $382,123, respectively.

     At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.


D. Brokerage Expenses and Portfolio Turnover

     MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company's policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

     Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients.

     The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI's receipt of brokerage and research services. To the extent that the Accumulation Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.


     Brokerage commissions paid in the years ended December 31, 1997, 1996 and 1995 amounted to $63,648, $56,322, and $62,318, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions aggregated 110%, 49.1%, and 9.4% for these three periods. Brokerage commissions were paid to 87 brokers in 1997. In the years ended December 31, 1997, 1996 and 1995 the aggregate rates of portfolio turnover were 132%, 81%, and 65%, respectively. The 1997 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                            DESCRIPTION OF CONTRACTS

A.   Types of Contracts

     The Company is registered with the Securities and Exchange Commission as a broker dealer and is a member of the National Association of Securities Dealers, Inc. The variable annuity contracts will be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts.

     There are 4 types of variable annuity contracts offered by this Prospectus. They are:

1.   Flexible Purchase Payment Variable Annuity Contract.

     The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contract owner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

2.   Single Payment Variable Annuity Contract.

     The Single Contract provides for additional payments after the first only at the option of the Company.

3.   Individual "Level Charge" Variable Annuity Contract.

     The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

4.   Group Variable Annuity Contract.

     The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

     All Contracts except Group provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.


     The Company reserves the right to reject any application. If an initial purchase payment cannot be credited within 5 business days of receipt by the Company it will be returned to the payor immediately unless the applicant consents to its being held for a longer period. Initial purchase payments accompanied by properly completed applications will be credited no later than 2 business days following receipt.

     Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B.   Purchase Payment Provisions

     Purchase payments are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. The minimum initial purchase payment under a Single Contract is $2,500. Subsequent payments may be made only with the consent of the Company.

     Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

     Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

     Under all contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

C.   Accumulation Units

     Accumulation units are a measure of the value of the contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

     The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

D.   Net Asset Value

     The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.

E.   Annuity Unit

     1.   Value of Variable Annuity Unit

     The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3 1/2% or 5% per annum as selected by the contract owner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3 1/2% assumed net investment rate under conditions of similar investment performance.

     2.   Amount of Monthly Annuity Payments

     The number of annuity units determining each monthly annuity payment is equal to (a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

     Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (See Expense and Mortality and Expense Risk Assumptions, page 9).

F.   Payments to Annuitants

     1.   Annuity Settlement Options

     Under the variable annuity contracts offered by this Prospectus, the contract owner or participant in a group contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

     OPTION I - Variable Life Annuity with 120 or 240 monthly payments guaranteed


     A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

     OPTION II - Unit Refund Variable Life Annuity

     A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

     OPTION III - Joint and Survivor Variable Life Annuity

     A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. SINCE THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED IT WOULD BE POSSIBLE UNDER THIS OPTION FOR ONLY ONE MONTHLY ANNUITY PAYMENT TO BE MADE, IF THE ANNUITANT AND THE SECONDARY ANNUITANT BOTH DIE PRIOR TO THE DUE DATE OF THE SECOND PAYMENT; OR ONLY TWO IF THEY BOTH DIED BEFORE THE THIRD, ETC.

     OPTION IV - Variable Life Annuity

     A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant's death. SINCE THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED, IT WOULD BE POSSIBLE UNDER THIS OPTION FOR ONLY ONE MONTHLY PAYMENT TO BE MADE IF THE ANNUITANT DIES PRIOR TO THE DUE DATE OF THE SECOND PAYMENT; OR ONLY TWO IF DEATH WERE BEFORE THE THIRD, ETC.

     Additional annuity options as may be agreed to by the Company are available.

     2.   Fixed Annuity Options

     In lieu of any options payable from the Accumulation Fund, the contract owner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company's published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company's general assets and does not participate in the investment experience of the Accumulation Fund.

     3.   Provisions Affecting Annuity Benefit Payments


     If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant's interest shall be distributed in a lump sum as selected by the contract owner or participant.

G.   Payments at Death

     If an annuitant dies prior to the annuity commencement date, the redemption value of the contract will be payable to the beneficiary named in the contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

     At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company. A

BENEFICIARY ENTITLED TO RECEIVE PAYMENTS NOT BASED ON LIFE CONTINGENCIES MAY ELECT A SINGLE SUM PAYMENT EQUAL TO THE VALUE OF THE CONTRACT.

H.   Early or Deferred Commencement Dates

     The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the contract owner or participant may change this date by electing a prior annuity commencement date or, with the Company's consent, a later annuity commencement date.

I.   Redemption

     The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contract owner or participant may redeem his contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such contract. The Company reserves the right to require the surrender of the variable annuity contract upon its termination.

     Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is "closed" for other than weekends or holidays or
(ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the contract owners.

J.   Voting Rights


     Individual Contract owners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to: (i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) approval of the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

     The number of votes to which a contract owner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of an evaluation not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Persons with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy. The Home Office and Agency retirement plans of the Paul Revere Life Insurance Company held a voting interest of 34% of the total vote as of December 31, 1997.

K.   Miscellaneous Provisions

     1.   Ownership Rights and Limitations

     During the lifetime of the annuitant, the contract owner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new contract owner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

     The Company may rely upon the correctness of information, notice and other material furnished it by the contract owner or participant including any determination of classification of any party thereto. The contract owner shall in no event be considered an agent of the Company for any purposes under these contracts.

     To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any contract owner, participant, annuitant, a secondary annuitant or beneficiary.

     2.   Transfer and Exchange Privileges

     Once each calendar year a contract owner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value, or all or a portion of any fixed accumulation to the variable accumulation value of the contract. The transfer will be made without charge to the contract owner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

     3.   Splitting Units

     The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the contract owner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contract owner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.


     4.   Adjustments

     The contract owners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.


     5.   Experience Credits - Group Contracts

     Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

     For each of the last three fiscal years ended December 31, 1997, no experience credits have been granted.


     6.   Modification of Group Contracts

     The Group Contract may be modified in any respect by written agreement between the contract owner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

                                PRIOR CONTRACTS

A.   Flexible Payment Contracts Issued Prior to June 1, 1977

     The following contract provisions shall remain in effect for contracts issued prior to June 1, 1977 and shall not apply to contracts issued after that date.

     The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the contract, including payments then being made, in accordance with the following:

         Purchase       Total         Sales         Administrative
         Payments      Charges       Charges        Charges
First      $  5,000          8.0%          5.5%           2.5%
Next          5,000          7.5           5.0            2.5
Next          5,000          7.0           4.5            2.5
Next          5,000          6.5           4.0            2.5
Next          5,000          6.0*          3.5            2.5*
Next         25,000          5.0*          2.5            2.5*
Next         50,000          4.0*          1.5            2.5*
Over        100,000          2.0*         1.25           0.75*

     *Maximum administrative charge deducted from one purchase payment is $500.

     Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by contract owner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

     Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B.   Group Contracts Issued Prior to June 1, 1977

     The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such contracts after that date.

     The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

     A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

     Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C.   Group Deposit Administration Variable Annuity Contracts

     Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master group contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these contracts were substantially the same as those outlined for contracts in this Prospectus.

     Certain of these contracts remain in force and purchase payments are continuing to be received in connection therewith.

     Such contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the contract including the payment then being made in accordance with the following table.

         Purchase       Sales
         Payments      Charges
First       $15,000          5.0%
Next         10,000          3.5
Next         25,000          2.5
Over         50,000          2.0

     Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual record keeping were subject to the following sales charges:

         Purchase       Sales
         Payments      Charges
First      $ 15,000          7.5%
Next         10,000          6.0
Next         25,000          5.0
Next         50,000          4.0
Over        100,000          2.0

     Contracts to which the Company provided no service functions were subject to the same sales charges as applied to contracts issued between June 1, 1980 and January 1, 1984.

     Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the contract owner. In such cases the more favorable sales charge is made.

         Purchase       Total         Sales         Administrative
         Payments      Charges       Charges            Charges
First      $  5,000          8.0%          5.5%           2.5%
Next          5,000          7.5           5.0            2.5
Next          5,000          7.0           4.5            2.5
Next          5,000          6.5           4.0            2.5
Next          5,000          6.0*          3.5            2.5*
Next         25,000          5.0*          2.5            2.5*
Next         50,000          4.0*          1.5            2.5*
Over        100,000          2.0*         1.25           0.75*

     *The maximum administrative charge deducted from one purchase payment is $500.


     Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (See Collection Fee, page 8.)

     The Company reserves the right to modify these contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

                              FIXED ACCUMULATION

     Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which if selected by the contract owner permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3 1/2%. Accumulations under the fixed accumulation provision of these annuity contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 ("1933 Act") nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

                              FEDERAL TAX STATUS

Introduction


     The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company's tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General


     Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (See IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"), the Tax Reform Act of 1984 ("The 1984 Act"), the Tax Reform Act of 1986 ("TRA-86"), and more recently the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA"), the Omnibus Budget Reconciliation Act of 1989 ("OBRA") and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

     In the case of a non-qualified variable annuity contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the contract) or if the annuity contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an "exclusion ratio" which is the ratio the cost basis in the contract bears to the expected return on the contract. The amount in excess of the "exclusion amount" is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the "exclusion ratio" will no longer apply and the whole annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non-qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments. This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59 1/2; (b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service.

     In addition, contracts will not be treated as annuity contracts for purposes of section 72 unless the contract provides (a) that if the contract owner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owners death; and (b) if the contract owner dies prior to the annuity commencement date the entire interest must be (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the contract owner's death. However, the contract may be continued in the name of the spouse of the contract owner.

     THE COMPANY BELIEVES THAT THE CONTRACTS DESCRIBED IN THIS PROSPECTUS MEET THESE REQUIREMENTS.

     Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

The variable annuity contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the contracts.

A.   Section 403(b) Plans

     Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B.   Individual Retirement Annuities

     Sections 219 and 408 of the IRC permit individuals or their employers to contribute to an individual retirement program known as "Individual Retirement Annuity" or "IRA". IRA's are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

C.   Corporate Pension and Profit Sharing Plans

     Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity contract to provide benefits under the plans.

D.   H.R.-10 Plans

     The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as "H.R.-10" permits self- employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contribution, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

                 CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

     The Company reserves the right, subject to compliance with applicable law,
(1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Separate Account, in the event that Fund shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contract owners in accordance with the 1940 Act.

     The company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

                                 LEGAL OPINION


     Legal matters relating to Federal securities laws applicable to the contracts as well as all matters relating to Federal income tax laws and the insurance laws of Tennessee and other states in which contracts have been offered, have been passed upon by Susan N. Roth, vice president and secretary of the Paul Revere Variable Annuity Insurance Company.


                                    EXPERTS


     The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and of The Paul Revere Variable Annuity Insurance Company at December 31, 1997 and 1996, and for each of the two years ended December 31, 1997, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                           The

                                         Paul Revere

                                         VARIABLE ANNUITY
                                         CONTRACT ACCUMULATION FUND

                                         STATEMENT OF
                                         ADDITIONAL INFORMATION

                                         (To Be Used With Prospectus, May, 1,
                                         1998)

                                         .    "Level Charge" Variable Annuity
                                              Contracts

                                         .    Individual Variable Annuity
                                              Contracts

                                         .    Group
                                              Variable
                                              Annuity
                                              Contracts


                   May 1, 1998 (R)



WORCESTER, MASSACHUSETTS

508-799-4441

                      STATEMENT OF ADDITIONAL INFORMATION

                    TO BE USED WITH MAY 1, 1998 PROSPECTUS
          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                          VARIABLE ANNUITY CONTRACTS
                                    SOLD BY
              THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                  WORCESTER, MASSACHUSETTS 01608 508-799-4441


     This Statement of Additional Information should be used to supplement information provided by the May 1, 1998 Prospectus, which describes Variable Annuity Contracts ("Contracts") offered by The Paul Revere Variable Annuity Insurance Company ("Company" or "PRV").


     This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and the Paul Revere Variable Annuity Contract Accumulation Fund ("Accumulation Fund" or "Fund") that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request received by the Insurance Company at its Home Office located at 18 Chestnut Street, Worcester, Massachusetts 01608. Please refer to the Table of Contents for a cross-reference index to the Prospectus.


     The date of this Statement of Additional Information is May 1, 1998. The date of the Prospectus is May 1, 1998.

                               TABLE OF CONTENTS


General Information and History                                                                             3
of the Company and
the Accumulation Fund..................................................................................
Investment Objective and Policies......................................................................     4
 Management:
   Board of Managers of the                                                                                 5
Accumulation Fund......................................................................................
   Directors and Principal Officers                                                                         6
of the Company.........................................................................................
   Remuneration of the Board of Managers...............................................................     7
   Remuneration of the Directors                                                                            8
and Principal Officers of
the Company............................................................................................
   Election of the Board of Managers...................................................................     8
 Investment Advisory Services
   Investment Advisory Agreement.......................................................................     8
   Sales and Administrative                                                                                 8
Services Agreement.....................................................................................
   Investment Sub-Advisory Agreement...................................................................     9
   Ownership and Control...............................................................................    10
Brokerage Allocation...................................................................................    10
Underwriters...........................................................................................    11
Purchase and Pricing of Contracts......................................................................    11
Annuity Payments.......................................................................................    12
Report of Independent Auditors.........................................................................    13
Financial Statements of the Contract Accumulation Fund.................................................    14
Report of Independent Auditors.........................................................................    24
Financial Statements of The Paul Revere Variable Annuity Insurance Company.............................    25



                            WHERE THIS INFORMATION
                              CAN BE FOUND IN THE
                                  PROSPECTUS
                            TABLE OF CONTENTS


General Information and History                                                                             3
of the Company and
the Accumulation Fund..................................................................................
Investment Objective and Policies......................................................................     7
Management:

  Board of Managers of the                                                                                  8
Accumulation Fund......................................................................................

Investment Advisory Services:
  Investment Advisory Agreement........................................................................     8
  Sales and Administrative
Services Agreement.....................................................................................     8
  Investment Sub-Advisory Agreement....................................................................     8
Brokerage Allocation...................................................................................    10
Purchase and Pricing of Contracts......................................................................    11
Annuity Payments.......................................................................................    12

                      GENERAL INFORMATION AND HISTORY OF
                              THE COMPANY AND THE
                               ACCUMULATION FUND

     The Company serves as insurer and principal underwriter, and as investment advisor to The Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation ("Paul Revere"), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates.

     Paul Revere was formerly 83%-owned by Textron Inc. and 17%-owned publicly. On April 29, 1996, Paul Revere and Provident Companies, Inc. ("Provident") announced they had signed a definitive merger agreement pursuant to which Patriot Acquisition Corporation, a wholly owned subsidiary of Provident would merge with and into Paul Revere with Paul Revere as the surviving corporation. On November 6, 1996, Paul Revere and Provident announced that they had amended and restated the merger agreement to, among other things, extend the date as of which the parties would be entitled to terminate the agreement and to adjust the exchange ratio to be used in determining the number of shares of Provident common stock that Textron will receive in the transaction (as amended, the "Merger Agreement"). The transaction closed on March 27, 1997. Provident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.


     The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 ("1940 Act"). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance ("the Commissioner"). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

     The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

     The Rules and Regulations of the Accumulation Fund provide for a five-member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be "interested persons" as defined in Section 2(a) of the 1940 Act.


     Investment custodial services are provided through an agreement between the Company and The Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund's independent certified public accountant is Ernst & Young LLP, 300 Krystal Bldg, One Union Square, Chattanooga, Tennessee 37402.

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


     The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder's equity which the Company is required to maintain. The Company's statutory capital and surplus of $89,768,857 and $72,583,484 as of December 31, 1997 and 1996, respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during 1998, approximately $9,351,071 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 1997, 1996 and 1995 was $17,527,180, $12,450,268, and $8,948,085,
respectively. The Company declared and paid dividends to its parent, PRL of $2,000,000 in 1997, $8,000,000 in 1996, and $8,000,000 in 1995.

                      INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

     Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the contract owners present and entitled to vote at the meeting, if contract owners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.


     On December 31, 1997, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an "Underwriter" (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.


     The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund's assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund's policy to limit purchases in corporate short-term notes to notes rated "Prime-I" by Moody's Investors Services. The percentage of the Fund's net assets held in short-term notes at December 31, 1997, 1996 and 1995 amounted to 2.47%, 0%, and 5.6%, respectively. MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 1997, 1996 and 1995 were 132%, 81%, and 65%, respectively. The 1997 portfolio rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

                                  MANAGEMENT


A.   BOARD OF MANAGERS OF THE ACCUMULATION FUND


     The property and business of the Accumulation Fund are managed by a Board of Managers elected by the owners of contracts to which variable accumulation units are credited. A majority of the Accumulation Fund's five managers namely Messr. Short and Miller and Ms. Sadowsky are not deemed to be "interested persons" of the Accumulation Fund or the Company as defined in the Investment Company Act of 1940 ("1940 Act").


Name and Address                    Age      Principal Occupations
                                             During Past 5 Years
*Donald E. Boggs, Chairman          52       Senior Vice President, Underwriting and Deputy Risk
1 Fountain Square                            Manager, previously Executive Vice President of PRV.
Chattanooga, TN

Gordon T. Miller, Vice Chairman     75       Retired; Former Vice President and Director of Industrial
14 Eastwood Road                             Relations of Barry Wright Corporation, Newton Lower Falls,
Shrewsbury, Massachusetts                    Massachusetts.

*Aubrey K. Reid, Jr.                70       Retired; Director Emeritus and Former President of PRV and PRL.
6 Crocker Hill Drive
Paxton, Massachusetts  01612

Joan Sadowsky                       67       Retired; Former Vice President of Human Resources, Atlas
142 Winifred Avenue                          Distributing Corporation, Auburn, Massachusetts.
Worcester, Massachusetts

William J. Short                    62       President, Worcester Area Chamber of Commerce, Worcester,
33 Waldo Street                              Massachusetts
Worcester, Massachusetts


*indicates "interested persons" as defined in the Investment Company Act of 1940.

B.   DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


     The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of the Company as of December 31, 1997.

Name and Address                     Age     Principal Occupation
William L. Armstrong                 61      Chairman, Cherry Creek Mortgage Company
1625 Broadway, Suite 780
Denver, CO  80202

William H. Bolinder                  54      Member of the Corporate Executive Board, Zurich Insurance Company
1400 American Lane
Schaumburg, IL  60196

J. Harold Chandler                   48      Chairman, President & CEO, Provident Companies, Inc.
1 Fountain Square
Chattanooga, TN  37402

Steven M. Gluckstern                 46      Member of the Corporate Executive Board, Zurich Insurance Company
1 Chase Manhattan Plaza
New York, NY  10005

Charlotte M. Heffner                 60      Trustee, The Maclellan Foundation
1991 West Paces Ferry Road, N.W.
Atlanta, Georgia  30327

Hugh B. Jacks                        63      President, Potential Enterprises
101 Carnoustie
Shoal Creek, AL  35242

William B. Johnson                   60      Chairman & Chief Executive Officer, W.B. Johnson Properties
3412 Peachtree Road, NE
Suite 2075
Atlanta, GA  30326

Hugh O. Maclellan, Jr.               58      President, The Maclellan Foundation
The Maclellan Foundation
Suite 501
Chattanooga, TN  37402

A. S. "Pat" MacMillan                54       Chief Executive Officer, Team Resources, Inc.
2100 River Edge Parkway
Suite 800
Atlanta, GA  30328-4604

C. William Pollard                   59      Chairman, The ServiceMaster Company
One ServiceMaster Way
Downers Grove, IL 60515

Scott L. Probasco, Jr.               69      Director and Chairman of the Executive Committee, SunTrust Banks, Inc.
736 Market Street, 16th floor
Chattanooga, TN  37402

Steven S. Reinemund                  49      Chairman and Chief Executive Officer, Frito-Lay, Inc.
7701 Legacy Drive
Plano, TX  75024

Burton E. Sorensen                   68      Retired Chairman and Chief Executive Officer, Lord Securities Corporation
2 Wall Street
New York, NY  10005

Thomas R. Watjen                     43      Vice Chairman and Chief Financial Officer, Provident Companies, Inc.
1 Fountain Square
Chattanooga, TN  37402


C.   REMUNERATION OF THE BOARD OF MANAGERS


     The Accumulation Fund is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (See Prospectus, page 8). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 1997 was $7,800. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.


                              COMPENSATION TABLE

     (1)                (2)                      (3)                      (4)                    (5)

                                                  Pension or
                                                  Retirement                                      Total Compensation
                         Aggregate                Benefits Accrued         Estimated Annual       From Registrant and
Name of Person,          Compensation From        As Part of Fund          Benefits Upon          Fund Complex Paid to
Position                 Registrant               Expenses                 Retirement             Directors
Donald E. Boggs                     0                    0                        0                           0
Chairman

Gordon T. Miller               $3,000                    0                        0                      $3,000
Vice Chairman

Aubrey K. Reid, Jr.                 0                    0                        0                           0
Member

Joan Sadowsky                  $1,800                    0                        0                      $1,800
Member

William J. Short               $3,000                    0                        0                      $3,000
Member




D.   ELECTION OF THE BOARD OF MANAGERS

     Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.


     Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its

Investment Advisor/Principal Underwriter as defined in the 1940 Act. Two members of the Board of Managers whose terms continue, namely Mr. Short and Mr. Miller, are not deemed to be "interested persons" as defined in the 1940 Act. Of the two nominees for election, Mrs. Sadowsky is not deemed to be an "interested person" as defined in the 1940 Act whereas Mr. Budd is so deemed. Of the three members of the Board of Managers whose terms continue, Mr. Reid is deemed to be an "interested person" by virtue of his status as active or retired officer and/or director of the Investment Advisor.

                         INVESTMENT ADVISORY SERVICES


     The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by contract owners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund's Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

     Under the agreement, the Company agrees to provide "investment advisory services" to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

     Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

     In connection with the Company's obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Fund.

     For its advisory services to the Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid weekly by the Fund. At December 31, 1997, the net asset values for each series of the Fund were $6,017,276(Series N) and $21,466,248(Series Q). For the fiscal years ended December 31, 1997, 1996 and 1995, the Company received fees under the agreement aggregating $129,238, $134,458, and $191,061, respectively.

SALES AND ADMINISTRATIVE SERVICES AGREEMENT

     The Company also acts as principal underwriter and performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.


     As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, The Variable Annuity Life Insurance Company will become the Administrator of the Accumulation Fund pursuant to an agreement which is currently being negotiated. The change in Administrator will not result in any changes in administrative and sales fees.


     Under the agreement, the Company acts as principal underwriter and performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 1997, 1996 and 1995 were $2,707, $4,434, and $4,452, respectively.


     The Company also received $258,476, $268,915, and $382,123, from the Accumulation Fund during 1997, 1996 and 1995, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

     The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

                       INVESTMENT SUB-ADVISORY AGREEMENT

     Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement ("Sub-Agreement") with Massachusetts Financial Services Company ("MFS") which was approved by a majority of contract owners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

     Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to (i) perform research and evaluate pertinent data; (ii) provide the Board with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub-Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)


     For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 1997, 1996 and 1995, respectively, the Company paid MFSI a total of $90,536, $94,120, and $133,743, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.


     MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial

Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.


     MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.


     As of December 31, 1997, MFS and its subsidiaries had over $70 billion in assets under management, including $10 billion of institutional assets, of which approximately $5 billion was managed by MFSI.

     MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts.





     The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.


Name and Address              Principal Occupation


*Thomas J. Cashman, Jr.       President, Director and Chief Investment Officer
                              of MFSI

*Arnold D. Scott              Senior Executive Vice President, Director and
                              Secretary of MFS and Director of MFSI.


*Jeffrey L. Shames            Chairman, Chief Executive Officer and Director
                              of MFS and Chairman of MFSI.

*Address is:
500 Boylston Street
Boston, Massachusetts

                             OWNERSHIP AND CONTROL


     As of December 31, 1997, the members of the Board of Managers of the Accumulation Fund and the directors and principal officers of the Company as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record 11,500 units, being .47% of the total. The Home Office and the Agency retirement plans of The Paul Revere Corporation were the only contract owners who, as of the above date, directly or indirectly owned, controlled or held with power to vote units representing 5% or more of the total vote. Their combined interests were represented by 820,668 units, representing 34% of the total vote.

                             BROKERAGE ALLOCATION

     MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund's investments are reviewed by the Board of Managers.

     The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

     MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer's markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

     Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI's overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund.

     The term "broker and research services" includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

     It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI's other clients.

     This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker/dealers may be willing to furnish statistical research and other factual information or services ("research") to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such "research" to MFSI.

     MFSI's investment management personnel attempt to evaluate the quality of "research" provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such "research" because a substantial number of transactions were effected through brokers who provide "research" but were selected principally because of their execution capabilities.

     In certain instances, there may be securities which are suitable for the Accumulation Fund's portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund's ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.


     Brokerage commissions paid in the years ended December 31, 1997, 1996 and 1995 amounted to $63,648, $56,322, and $62,318, respectively. Brokerage commissions were paid to 87 brokers in 1997. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

                                 UNDERWRITERS

     The Company is the principal underwriter for contracts offered by the Prospectus. The contracts offered by the Prospectus are available at any time during the year covered by the Prospectus. The Company did not receive any underwriting commissions for the sale of these contracts.

                             PURCHASE AND PRICING
                                 OF CONTRACTS

     The contracts offered by the Prospectus will only be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts. Purchase payments are due and payable by the contract owner at the Home Office at a time required by either the contract or any other basis mutually agreeable by the contract owner and the Company. The contract owner is to furnish any information that may be required by the Company as reasonably necessary for the proper crediting of the purchase payment.

     Please refer to the Prospectus for a description of each contract offered by the Prospectus (Prospectus, page 11) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 8).

     The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

     The Flexible Purchase Payment Variable Annuity Contract ("Flexible") provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

     The Single Payment Variable Annuity Contract ("Single") provides for a purchase of the contract in one sum at the time the contract is issued and for an annuity subsequent to the issue date of the contract.

     Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

     The Individual "Level Charge" Variable Annuity Contract ("Level") is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code. This contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

     The Group Variable Annuity Contract ("Group") is designed primarily to be issued as a master group contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This contract provides for variable accumulation only.

     Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 12).


                               ANNUITY PAYMENTS

     The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 15).

     Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 10).

                                      Illustration of Variable
                                      Annuity Payment Calculation


Value applied to provide an annuity:                                  $  47,750
    multiplied by
Annuity purchase rate                                                 $6.40 per
(from tables):                                                        $  $1,000

    equals
Tabular annuity amount:                                               $  305.60
    divided by
Annuity unit value on the valuation when the
 number of annuity units is determined:                               $0.522602
    equals

Number of annuity units determining each monthly annuity payment:       584.766
    multiplied by
Annuity unit value for valuation two weeks preceding date annuity
 benefit payable:                                                     $0.533170
    equals
Annuity payment for month in dollars:                                 $  311.78

     The annuity payment due for each succeeding month is computed in the same manner using the fixed figure determined for the number of annuity units (e.g. 584.766) and the then applicable annuity unit value for the valuation two weeks preceding the date the annuity benefit is payable.

                        REPORT OF INDEPENDENT AUDITORS



The Owners of Variable Annuity Contracts of The Paul Revere
Variable Annuity Insurance Company and the Board of
Managers of The Paul Revere Variable Annuity Contract
Accumulation Fund of The Paul Revere Variable Annuity
Insurance Company


We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-qualified Portfolios) as of December 31, 1997 and 1996, including the schedule of investments as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 1997, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 and 1996, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 1997 and 1996, the results of its operations and the changes in its net assets for each of the three years in the period ended December 31, 1997, and the supplementary information for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


                                       ERNST & YOUNG LLP


Chattanooga, Tennessee
January 29, 1998

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     For the years ended December 31,
                                                           1997          1996           1997             1996
                                                         Series Q      Series Q       Series N         Series N
                                                       (Qualified)   (Qualified)   (Non-Qualified)  (Non-Qualified)
                                                       ------------  ------------  ---------------  ---------------
ASSETS

Investments in securities at market value
(Cost: Series Q 1997-$17,640,824, 1996-$13,796,376)
(Cost: Series N 1997-$ 4,742,855, 1996-$ 3,738,252
(see Statement of Investments)                         $21,762,332   $17,610,584       $5,883,989       $4,763,593
Cash                                                         2,777       532,088          201,066          148,183
Dividends and interest receivable                           31,617        28,314            8,681            7,312
Receivable for investments sold                             39,158        56,721           11,207            7,563
Due from the Paul Revere Variable Annuity
 Insurance Company                                               0             0                0           23,252
                                                       -----------   -----------       ----------       ----------
   Total assets                                         21,835,884    18,227,707        6,104,943        4,949,903
                                                       -----------   -----------       ----------       ----------

LIABILITIES

Surrenders payable                                         150,875         6,566           29,098                0
Payable for investments purchased                          160,152        11,612           43,845            5,806
Payable to The Paul Revere Variable Annuity
 Insurance Company                                          28,991       112,172            8,458                0
Other                                                       29,618        27,245            6,266            4,291
                                                       -----------   -----------       ----------       ----------
   Total liabilities                                       369,636       157,595           87,667           10,097
                                                       -----------   -----------       ----------       ----------

TOTAL NET ASSETS                                       $21,466,248   $18,070,112       $6,017,276       $4,939,806
                                                       -----------   -----------       ----------       ----------

CONTRACT OWNER'S EQUITY

Deferred contracts terminable by owner                 $17,565,862   $14,863,418       $4,156,586       $3,400,213
Currently payable contracts                              3,900,386     3,206,694        1,860,690        1,539,593
                                                       -----------   -----------       ----------       ----------
   Total net assets                                    $21,466,248   $18,070,112       $6,017,276       $4,939,806
                                                       -----------   -----------       ----------       ----------

ACCUMULATION UNITS OUTSTANDING                           1,887,352     2,093,030          529,795          565,935
                                                       ===========   ===========       ==========       ==========

NET ASSET VALUE PER ACCUMULATION UNIT                      $11.374        $8.633          $11.358           $8.729
                                                       ===========   ===========       ==========       ==========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             For the years ended December 31,
                                                                          1997             1996             1995
                                                                        Series Q         Series Q         Series Q
                                                                       (Qualified)      (Qualified)      (Qualified)
                                                                     ---------------  ---------------  ---------------
INCREASE IN NET ASSETS

Operations:
Net investment income                                                   $    34,747     $     52,342      $   129,286
Net realized gain on investments (unaffiliated companies)                 5,091,490        8,351,181        4,293,754
Net increase (decrease) in unrealized appreciation of investments
 (unaffiliated companies)                                                   307,210       (4,309,054)       5,138,033
                                                                        -----------     ------------      -----------
  Increase in net assets from operations                                  5,433,447        4,094,469        9,561,073
Contract receipts:
Gross purchase payments received                                             47,982          106,019          653,977
Deductions from purchase payments                                             2,060            3,892            3,969
                                                                        -----------     ------------      -----------
  Net purchase payments received                                             45,922          102,127          650,008
Payments to contract owners:
Annuity payments to contract owners                                         378,254          304,504          260,591
Terminations and withdrawals to contract owners                           1,783,911       24,628,563        1,128,000
                                                                        -----------     ------------      -----------
  Total payments to contract owners                                       2,162,165       24,933,067        1,388,591
                                                                        -----------     ------------      -----------
  Net contract payments to contract owners                               (2,116,243)     (24,830,940)        (738,583)
Other additions                                                              78,932           31,550          128,917
                                                                        -----------     ------------      -----------
  Total increase (decrease) in net assets                                 3,396,136      (20,704,921)       8,951,407

NET ASSETS

Beginning of year                                                        18,070,112       38,775,033       29,823,626
                                                                        -----------     ------------      -----------
End of period                                                           $21,466,248     $ 18,070,112      $38,775,033
                                                                        ===========     ============      ===========

                                                                               For the years ended December 31,
                                                                           1997             1996             1995
                                                                         Series N         Series N         Series N
                                                                     (Non-qualified)  (Non-qualified)  (Non-qualified)
                                                                     --------------   --------------   --------------
INCREASE IN NET ASSETS

Operations:
Net investment income (loss)                                            $   (17,250)    $      1,718      $     4,785
Net realized gain on investments (unaffiliated companies)                 1,359,361          718,025          465,264
Net increase in unrealized appreciation of investments
 (unaffiliated companies)                                                   115,793          118,379          581,843
                                                                        -----------     ------------      -----------
  Increase in net assets from operations                                  1,457,904          838,122        1,051,892
Contract receipts:
Gross purchase payments received                                              9,995            8,707            7,770
Deductions from purchase payments                                               647              542              483
                                                                        -----------     ------------      -----------
  Net purchase payments received                                              9,348            8,165            7,287
Payments to contract owners:
Annuity payments to contract owners                                         198,891          170,686          142,452
Terminations and withdrawals to contract owners                             254,751           58,037           43,041
                                                                        -----------     ------------      -----------
  Total payments to contract owners                                         453,642          228,723          185,493
                                                                        -----------     ------------      -----------
  Net contract payments to contract owners                                 (444,294)        (220,558)        (178,206)
Other additions                                                              63,860           60,821           71,953
                                                                        -----------     ------------      -----------
  Total increase in net assets                                            1,077,470          678,385          945,639

NET ASSETS

Beginning of year                                                         4,939,806        4,261,421        3,315,782
                                                                        -----------     ------------      -----------
End of period                                                           $ 6,017,276     $  4,939,806      $ 4,261,421
                                                                        ===========     ============      ===========

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                              For the years ended December 31,
                                                                          1997             1996             1995
                                                                        Series Q         Series Q         Series Q
                                                                      (Qualified)      (Qualified)      (Qualified)
                                                                     --------------   --------------   --------------
INVESTMENT INCOME

Income (unaffiliated companies):
 Dividends                                                               $  211,880      $   336,996       $  529,196
 Interest                                                                   138,669           62,320          128,928
                                                                         ----------      -----------       ----------
  Total income                                                              350,549          399,316          658,124

Expenses:
 Mortality and expense risk fees                                            202,101          222,849          344,159
 Investment management and advisory service fees                            101,051          111,425          172,079
 Professional services                                                       12,650           12,700           12,600
                                                                         ----------      -----------       ----------
  Total expenses                                                            315,802          346,974          528,838
                                                                         ----------      -----------       ----------

Net investment income                                                        34,747           52,342          129,286
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS

Net realized gain on investments sold (unaffiliated companies)            5,091,490        8,351,181        4,293,754
Net increase (decrease) in unrealized appreciation of investments
 (unaffiliated companies)                                                   307,210       (4,309,054)       5,138,033
                                                                         ----------      -----------       ----------
Net realized and unrealized gain on investments                           5,398,700        4,042,127        9,431,787
                                                                         ----------      -----------       ----------
Increase in net assets from operations                                   $5,433,447      $ 4,094,469       $9,561,073
                                                                         ==========      ===========       ==========

                                                                                For the years ended December 31,
                                                                           1997             1996             1995
                                                                         Series N         Series N         Series N
                                                                     (Non-qualified)  (Non-qualified)  (Non-qualified)
                                                                     --------------   --------------   --------------
INVESTMENT INCOME

Income (unaffiliated companies):
 Dividends                                                               $   59,959      $    67,817       $   59,172
 Interest                                                                    16,943           10,620           10,119
                                                                         ----------      -----------       ----------
  Total income                                                               74,902           78,437           69,291

Expenses:
 Mortality and expense risk fees                                             56,375           46,066           37,964
 Investment management and advisory service fees                             28,187           23,033           18,982
 Professional services                                                        7,590            7,620            7,560
                                                                         ----------      -----------       ----------
  Total expenses                                                             92,152           76,719           64,506
                                                                         ----------      -----------       ----------

Net investment income (loss)                                                (17,250)           1,718            4,785
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS

Net realized gain on investments sold (unaffiliated companies)            1,359,361          718,025          465,264
Net increase in unrealized appreciation of investments
 (unaffiliated companies)                                                   115,793          118,379          581,843
                                                                         ----------      -----------       ----------
Net realized and unrealized gain on investments                           1,475,154          836,404        1,047,108
                                                                         ----------      -----------       ----------
Increase in net assets from operations                                   $1,457,904      $   838,122       $1,051,892
                                                                         ==========      ===========       ==========

                See accompanying notes to financial statements.

STATEMENT OF INVESTMENTS
December 31, 1997

                                                 SERIES Q (QUALIFIED)                         SERIES N (NON-QUALIFIED)
                                                 --------------------                         ------------------------
SECURITIES OF                            NUMBER                              % OF     NUMBER                             % OF
UNAFFILIATED COMPANIES                     OF                      MARKET     NET       OF                     MARKET     NET
                                         SHARES      COST (A)      VALUE    ASSETS    SHARES      COST (A)     VALUE     ASSETS
                                         ------   ----------    ----------  -------   ------     --------   -----------  ------
COMMON STOCKS

Aerospace
    AlliedSignal Inc.                     2,300   $   50,965    $   89,270      0.4%     600     $ 14,175    $   23,288     0.4%
                                                  ----------    ----------                       --------    ----------

BANKS AND CREDIT COMPANIES
    Bank of Boston Corp.                  1,300      117,145       122,119               400       36,045        37,575
    Comerica Inc.                         2,500       94,844       225,625               700       26,127        63,175
    Crestar Financial Corp.               3,400       91,095       193,800               800       21,483        45,600
    Northern Trust Corp.                  3,800       76,257       265,050             1,100       29,317        76,725
    Norwest Corp.                         4,800       72,510       186,000             1,200       15,494        46,500
                                                  ----------    ----------                       --------    ----------
                                                     451,851       992,594      4.6%              128,466       269,575     4.5%
                                                  ----------    ----------                       --------    ----------

BUSINESS SERVICES
    Danka Business Systems ADR            6,900      219,135       109,972             1,800       58,275        28,688
    IKON Office Solutions, Inc.           2,500       85,148        70,313               800       27,070        22,500
                                                  ----------    ----------                       --------    ----------
                                                     304,283       180,285      0.8%               85,345        51,188     0.8%
                                                  ----------    ----------                       --------    ----------

CHEMICALS
    Air Products & Chemicals, Inc.        2,500      176,129       205,625      1.0%     700       49,147        57,575     1.0%
                                                  ----------    ----------                       --------    ----------

COMPUTER SOFTWARE-PC
    First Data Corp.                      3,805      126,303       111,296             1,100       36,844        32,175
(b) Computer Sciences Corporation         3,200      224,227       267,200               950       66,644        79,325
(b) Microsoft Corp.                       1,500      196,375       193,875               400       52,025        51,700
                                                  ----------    ----------                       --------    ----------
                                                     546,905       572,371      2.7%              155,513       163,200     2.7%
                                                  ----------    ----------                       --------    ----------

COMPUTER SOFTWARE-SYSTEMS
(b) BMC Software, Inc.                    4,400      226,639       288,750             1,200       74,727        78,750
(b) Cadence Design Systems, Inc.          3,370       80,190        82,565               920       21,950        22,540
    Compaq Computer Corp.                 2,700      170,880       152,550               750       47,471        42,375
    Computer Assoc. Intl. Inc.            7,050      191,407       373,650             1,950       53,243       103,350
(b) Compuware Corporation                 8,000      157,004       256,000             2,300       45,697        73,600
    HBO & Company                         3,700      132,860       177,600             1,000       33,091        48,000
(b) Oracle Corp.                          6,300      155,314       140,572             1,737       41,833        38,758
                                                  ----------    ----------                       --------    ----------
                                                   1,114,294     1,471,687      6.9%              318,012       407,373    6.8%
                                                  ----------    ----------                       --------    ----------

CONSUMER GOODS & SERVICES
    Browning-Ferris
     Industries, Inc.                     3,900      118,906       144,300             1,100       33,539        40,700
(b) Cendant Corporation                  15,000      405,157       515,625             4,100      110,697       140,937
    Clorox Company                        2,500      168,888       198,437               700       47,288        55,563
    Gillette Co.                          2,200      176,971       220,964               600       47,500        60,263
    Kimberly-Clark Corporation            4,600      228,010       226,840             1,300       64,516        64,107
    Newell Company                        4,200      158,594       178,500             1,200       45,586        51,000
    Philip Morris Cos. Inc.              12,100      482,985       547,525             3,400      136,210       153,850
    Procter & Gamble Co.                  2,800      122,582       223,476               800       34,162        63,850
    RJR Nabisco Holdings Corp.            4,800      168,518       180,000             1,300       45,632        48,750
    Service Corporation
     International                        5,800      191,097       213,150             1,600       53,005        58,800
    Tyco Intl. Ltd.                      23,396      564,349     1,054,294             6,390      152,010       287,953
    Wal-Mart Stores, Inc.                 3,200      101,392       126,202               900       28,517        35,494
                                                  ----------    ----------                       --------    ----------
                                                   2,887,449     3,829,313     17.8%              798,662     1,061,267    17.6%
                                                  ----------    ----------                       --------    ----------

ELECTRICAL EQUIPMENT
    General Electric Co.                  7,700      391,214       564,988      2.6%   2,100      106,995       154,088     2.6%
                                                  ----------    ----------                       --------    ----------

ELECTRONICS
(b) Altera Corporation                    1,700       86,039        56,312               500       25,344        16,563
(b) Analog Devices, Inc.                  1,600       51,501        44,301               400       13,016        11,075
(b) Imation Corp.                           150       25,976         2,400
    Intel Corp.                           2,900      208,394       203,725               800       57,439        56,200
                                                  ----------    ----------                       --------    ----------
                                                     371,910       306,738      1.4%               95,799        83,838     1.4%
                                                  ----------    ----------                       --------    ----------

                See accompanying notes to financial statements.

December 31, 1997

                                                 SERIES Q (QUALIFIED)                         SERIES N (NON-QUALIFIED)
                                                 --------------------                         ------------------------
SECURITIES OF                            NUMBER                              % OF     NUMBER                             % OF
UNAFFILIATED COMPANIES                     OF                      MARKET     NET       OF                     MARKET     NET
                                         SHARES      COST (A)      VALUE    ASSETS    SHARES      COST (A)     VALUE     ASSETS
                                         ------   ----------    ----------  -------   ------     --------   -----------  ------
ENERGY
    British Petroleum Company             1,300     $114,414      $103,594              400       $34,989     $ 31,875
    Diamond Offshore Drilling, Inc.       1,400       66,561        67,375              400        19,017       19,250
    Halliburton Company                   1,500       61,256        77,813              400        16,335       20,750
(b) Noble Drilling Corporation            4,400      131,412       134,750            1,200        35,919       36,750
                                                  ----------    ----------                       --------    ----------
                                                     373,643       383,532      1.8%              106,260       108,625     1.8%
                                                  ----------    ----------                       --------    ----------
ENTERTAINMENT
    Carnival Corporation                    700       33,554        38,762              200         9,587        11,075
(b) Clear Channel Communication, Inc.     1,900      121,067       150,932              500        31,961        39,719
(b) Mirage Resorts, Inc.                  6,700      146,586       152,425            1,900        41,564        43,225
    Royal Caribbean Cruises LTD           2,900      134,958       154,608              800        37,209        42,650
(b) Viacom, Inc. Class B                  4,100      139,726       169,896            1,100        41,531        45,582
                                                  ----------    ----------                       --------    ----------
                                                     575,891       666,623      3.1%              161,852       182,251     3.0%
                                                  ----------    ----------                       --------    ----------

FINANCIAL INSTITUTIONS
    American Express Company              2,100      151,851       187,425              600        43,386        53,550
    Compass Bancshares, Inc.              2,900      117,415       126,875              800        32,386        35,000
    Fannie Mae                            6,600      284,363       376,616            1,800        77,538       102,713
    Fleet Financial Group, Inc.           1,200       84,450        90,150              300        21,112        22,538
    Household International, Inc.           400       33,559        51,050              100         8,390        12,763
    Merrill Lynch & Co.                   2,000      143,687       145,876              500        35,922        36,469
    Morgan Stanley, Dean Witter,
    Discover and Co.                      1,500       79,211        88,688              400        21,123        23,650
    U. S. Bancorp                         1,900      118,564       212,682              500        31,201        55,969
    Union Planters Corporation            2,000      116,584       135,750              500        29,146        33,937
    Wells Fargo & Company                   400      119,110       135,775              100        30,034        33,944
                                                  ----------    ----------                       --------    ----------
                                                   1,248,794     1,550,887      7.2%              330,238       410,533     6.8%
                                                  ----------    ----------                       --------    ----------

FOOD & BEVERAGE PRODUCTS
    Dean Foods Company                    1,600       79,521        95,600              400        19,880        23,900
    Flowers Industries, Inc.              3,700       76,626        76,083            1,000        20,710        20,563
    Hershey Foods Corp.                   1,200       51,222        74,326              300        12,806        18,581
    McCormick & Co.                       6,000      157,602       168,000            1,700        44,708        47,600
    PepsiCo Inc.                          5,900      212,800       213,875            1,600        57,802        58,000
    Ralston-Purina Group                  1,800      136,621       167,288              500        38,935        46,469
(b) Robert Mondavi Corporation            1,600       79,892        78,000              500        24,625        24,375
    Tootsie Roll Industries, Inc.         1,500       87,840        93,750              400        23,424        25,000
    Wrigley (WM) Jr. Co.                  2,100      132,000       167,082              600        37,460        47,738
                                                  ----------    ----------                       --------    ----------
                                                   1,014,124     1,134,004      5.3%              280,350       312,226     5.2%
                                                  ----------    ----------                       --------    ----------

INSURANCE
    Allstate Corporation                  3,000      250,752       271,500              800        66,738        72,400
    Chubb Corp.                           3,300      195,740       249,562              900        52,976        68,062
    Conseco Inc.                          5,700      248,833       258,997            1,600        69,840        72,701
    The Hartford Financial Services
       Group Inc.                           700       44,543        65,494              200        12,726        18,713
    Lincoln National Corp.                4,000      287,998       312,500            1,100        78,668        85,937
    Progressive Corporation               1,000      110,596       119,875              300        33,179        35,963
    Reliastar Financial Corporation       1,100       42,826        45,307              300        11,662        12,356
    Torchmark Corporation                 2,600      104,260       109,689              700        28,063        29,532
    Travelers Group Inc.                  2,400       60,292       129,300              750        17,666        40,406
                                                  ----------    ----------                       --------    ----------
                                                   1,345,840     1,562,224      7.3%              371,518       436,070     7.2%
                                                  ----------    ----------                       --------    ----------

MEDICAL & HEALTH PRODUCTS
    American Home Products Corp.          2,100      159,271       160,650              600        45,506        45,900
(b) AmeriSource Health Corp.              3,100      147,260       180,575              900        42,875        52,425
    Bristol-Myers Squibb Co.              5,800      345,283       548,825            1,600        96,420       151,400
(b) Elan Corp. ADS                        2,600       68,860       133,089              700        18,567        35,832
    Lilly (Eli) Co.                       4,000      138,864       278,510            1,200        40,227        83,550
    McKesson Corp.                          900       65,525        97,537              200        14,641        21,675
    Mentor Corporation                    3,300      116,325       120,450              900        31,725        32,850
    Pfizer Inc.                           5,600      301,133       417,553            1,600        81,757       119,301
    Schering Plough Corp.                 5,000      144,098       310,625            1,400        38,476        86,975
    Warner-Lambert Company                  900      115,563       111,769              300        38,718        37,256
                                                  ----------    ----------                       --------    ----------
                                                   1,602,182     2,359,583     11.0%              448,912       667,164    11.1%
                                                  ----------    ----------                       --------    ----------

                See accompanying notes to financial statements.

December 31, 1997

                                                 SERIES Q (QUALIFIED)                         SERIES N (NON-QUALIFIED)
                                                 --------------------                         ------------------------
SECURITIES OF                            NUMBER                              % OF     NUMBER                             % OF
UNAFFILIATED COMPANIES                     OF                      MARKET     NET       OF                     MARKET     NET
                                         SHARES      COST (A)      VALUE    ASSETS    SHARES      COST (A)     VALUE     ASSETS
                                         ------   ----------    ----------  -------   ------     --------   -----------  ------
MEDICAL & HEALTH TECH. SERVICES
(b) Boston Scientific Corp.               1,600   $   82,869    $   73,400               450   $   23,108    $   20,644
    Cardinal Health, Inc.                 1,700      114,357       127,712               500       33,433        37,563
(b) HEALTHSOUTH Corp.                     8,900      171,714       246,975             2,400       46,310        66,600
    Medtronic Inc.                        2,000       97,966       105,000               600       29,390        31,500
    Shared Medical Systems Corp.          2,100      127,424       138,600               600       36,346        39,600
(b) St. Jude Medical Inc.                 2,350       85,706        71,675               800       29,047        24,400
(b) Tenet Healthcare Corp.                6,700      212,670       221,938             1,900       60,288        62,937
    United Healthcare Corp.               6,700      325,660       332,910             1,900       91,179        94,407
                                                  ----------    ----------                       --------    ----------
                                                   1,218,366     1,318,210     6.1%               349,101       377,651     6.3%
                                                  ----------    ----------                       --------    ----------

PRINTING & PUBLISHING
    McGraw-Hill Cos, Inc.                                                      0.0%      600       23,162        44,400     0.7%
                                                                                                 --------    ----------
RAILROAD
    Burlington Northern
     Santa Fe Corp.                       1,000       85,051        92,938     0.4%      300       25,440        27,881     0.5%
                                                  ----------    ----------                       --------    ----------

STORES
(b) BJ's Wholesale Club, Inc.             4,400      132,131       138,050             1,200       36,000        37,650
    CVS Corporation                       4,000      188,296       256,252             1,100       54,158        70,469
(b) Fred Meyer, Inc.                      8,400      239,624       305,550             2,400       69,083        87,300
    Home Depot, Inc.                      3,700      197,636       217,837             1,000       53,415        58,875
(b) Kroger Company                        4,000      137,736       147,000             1,100       37,875        40,425
(b) Office Depot, Inc.                   13,800      242,615       330,344             3,800       66,841        90,964
    Rite Aid Corp.                       11,550      466,699       678,563             3,250      132,635       190,938
                                                  ----------    ----------                       --------    ----------
                                                   1,604,737     2,073,596     9.7%               450,007       576,621     9.6%
                                                  ----------    ----------                       --------    ----------

SUPERMARKETS
(b) Safeway Inc.                          5,000      294,062       316,250     1.5%    1,400       82,679        88,550     1.5%
                                                  ----------    ----------                       --------    ----------

TELECOMMUNICATIONS
    Alcatel Alsthon                       7,400      204,016       187,316             2,000       55,212        50,626
    AT&T Corp.                            4,600      271,819       282,040             1,300       76,819        79,707
(b) Bay Networks Inc.                     5,200      162,154       133,250             1,400       43,624        35,875
(b) Cisco Systems Inc.                    3,850      179,397       214,638             1,075       58,573        59,931
    MCI Communications Corp.              6,000      251,242       256,878             1,700       71,388        72,782
                                                  ----------    ----------                       --------    ----------
                                                   1,068,628     1,074,122     5.0%               305,616       298,921     5.0%
                                                  ----------    ----------                       --------    ----------

UTILITIES-ELECTRIC
(b) AES
    Corporation                           2,800      119,523       130,550     0.6%      800       34,149        37,300     0.6%
                                                  -----------   -----------                    ----------   -----------
    TOTAL COMMON
    STOCKS                              418,721   16,845,841     20,875,390   97.2%  116,722    4,721,398     5,839,585    97.1%
                                                  -----------   -----------                    ----------   -----------

PREFERRED STOCKS
CHEMICALS
    Airtouch Communications Inc.
     6.00% Class B.                       2,684       69,122        95,617               587       13,066        20,912
     4.25% Class C.                       1,788       46,040       111,415               377        8,391        23,492
                                                  ----------    ----------                       --------    ----------

    TOTAL PREFERRED STOCKS                4,472      115,162       207,032     1.0%      964       21,457        44,404     0.7%
                                                  ----------    ----------                       --------    ----------

    TOTAL STOCKS                        423,193   16,961,003    21,082,422    98.2%  117,686    4,742,855     5,883,989    97.8%
                                                  ----------    ----------                       --------    ----------

                See accompanying notes to financial statements.

December 31, 1997

                                                 SERIES Q (QUALIFIED)                         SERIES N (NON-QUALIFIED)
                                                 --------------------                         ------------------------
SECURITIES OF                            NUMBER                              % OF     NUMBER                             % OF
UNAFFILIATED COMPANIES                     OF                      MARKET     NET       OF                     MARKET     NET
                                         SHARES      COST (A)      VALUE    ASSETS    SHARES      COST (A)     VALUE     ASSETS
                                         ------   ----------    ----------  -------   ------     --------   -----------  ------
SHORT TERM INVESTMENTS
 Federal Home Loan Bond
 4.75% due January 2, 1998                       $   679,821   $   679,910     3.2%
                                                 -----------   -----------

 TOTAL INVESTMENTS IN SECURITIES
   OF UNAFFILIATED COMPANIES                     $17,640,824   $21,762,332   101.4%            $4,742,855    $5,883,989    97.8%
                                                 -----------   -----------                     ----------    ----------

CASH AND RECEIVABLES
 LESS LIABILITIES                                                 -296,084    -1.4%                             133,287     2.2%
                                                               -----------                                   ----------


 TOTAL NET ASSETS                                              $21,466,248   100.0%                          $6,017,276   100.0%
                                                               -----------                                   ----------

------------
(a)  Effective cost for federal income tax purposes.
(b)  Non-income producing security.

                See accompanying notes to financial statements.

SUPPLEMENTAL INFORMATION
SELECTED PER UNIT DATA AND RATIOS

                                                                        YEAR ENDED DECEMBER 31,
                                                                1997     1996    1995     1994      1993
                                                              --------  ------  ------  --------  --------
PER UNIT DATA (A)
SERIES Q (QUALIFIED)

Investment income                                             $ 0.177   $0.153  $0.119  $ 0.081   $ 0.054
Expenses                                                        0.159    0.133   0.096    0.073     0.079
                                                              -------   ------  ------  -------   -------

Net investment income (loss)                                    0.018    0.020   0.023    0.008    (0.025)
Net realized and unrealized gains (losses) from securities      2.723    1.551   1.711   (0.020)    0.291
                                                              -------   ------  ------  -------   -------

Net increase (decrease) in net asset value                      2.741    1.571   1.734   (0.012)    0.266
Accumulation unit net asset value:
 Beginning of year                                              8.633    7.062   5.328    5.340     5.074
                                                              -------   ------  ------  -------   -------
 End of year                                                  $11.374   $8.633  $7.062  $ 5.328   $ 5.340
                                                              =======   ======  ======  =======   =======

SERIES N (NON-QUALIFIED)

Investment income                                             $ 0.135   $0.137  $0.117  $ 0.099   $ 0.055
Expenses                                                        0.166    0.134   0.109    0.102     0.092
                                                              -------   ------  ------  -------   -------

Net investment income (loss)                                   (0.031)   0.003   0.008   (0.003)   (0.037)
Net realized and unrealized gains (losses) from securities      2.660    1.459   1.769   (0.023)    0.318
                                                              -------   ------  ------  -------   -------

Net increase (decrease) in net asset value                      2.629    1.462   1.777   (0.026)    0.281
Accumulation unit net asset value:
 Beginning of year                                              8.729    7.267   5.490    5.516     5.235
                                                              -------   ------  ------  -------   -------
 End of year                                                  $11.358   $8.729  $7.267  $ 5.490   $ 5.516
                                                              =======   ======  ======  =======   =======

------------
(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                                                       YEAR ENDED DECEMBER 31,
                                                               1997     1996    1995    1994     1993
                                                              -----    -----   -----   -----    -----
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance        1.59%    1.57%   1.55%   1.55%    1.56%
Net investment income to average accumulation fund balance     0.18%    0.24%   0.38%   0.17%   (0.50%)
Portfolio turnover rate                                         130%      78%     64%     64%      59%
Accumulation units outstanding at the end of the period
 (in thousands)                                               1,887    2,093   5,491   5,597    5,700

SERIES N (NON-QUALIFIED)

Operating expenses to average accumulation fund balance        1.67%    1.69%   1.71%   1.73%    1.73%
Net investment income to average accumulation fund balance    (0.31%)   0.04%   0.13%  (0.05%)  (0.69%)
Portfolio turnover rate                                         139%      94%     67%     62%      62%
Accumulation units outstanding at the end of the period
 (in thousands)                                                 530      566     586     604      640


                See accompanying notes to financial statements.

SUPPLEMENTAL INFORMATION
SELECTED PER UNIT DATA AND RATIOS (CONTINUED)

                                                                       YEAR ENDED DECEMBER 31,
                                                                1992     1991     1990     1989    1988
                                                              --------  ------  --------  ------  ------
PER UNIT DATA (A)
SERIES Q (QUALIFIED)

Investment income                                             $ 0.068   $0.093  $ 0.116   $0.122  $0.078
Expenses                                                        0.076    0.066    0.055    0.051   0.041
                                                              -------   ------  -------   ------  ------

Net investment income (loss)                                   (0.008)   0.027    0.061    0.071   0.037
Net realized and unrealized gains (losses) from securities      0.159    1.295   (0.107)   0.928   0.194
                                                              -------   ------  -------   ------  ------

Net increase (decrease) in net asset value                      0.151    1.322   (0.046)   0.999   0.231
Accumulation unit net asset value:
 Beginning of year                                              4.923    3.601    3.647    2.648   2.417
                                                              -------   ------  -------   ------  ------
 End of year                                                  $ 5.074   $4.923  $ 3.601   $3.647  $2.648
                                                              =======   ======  =======   ======  ======

SERIES N (NON-QUALIFIED)

Investment income                                             $ 0.071   $0.085  $ 0.111   $0.104  $0.070
Expenses                                                        0.094    0.076    0.072    0.059   0.047
                                                              -------   ------  -------   ------  ------

Net investment income (loss)                                   (0.023)   0.009    0.039    0.045   0.023
Net realized and unrealized gains (losses) from securities      0.194    1.361   (0.102)   1.002   0.201
                                                              -------   ------  -------   ------  ------

Net increase (decrease) in net asset value                      0.171    1.370   (0.063)   1.047   0.224
Accumulation unit net asset value:
 Beginning of year                                              5.064    3.694    3.757    2.710   2.486
                                                              -------   ------  -------   ------  ------
 End of year                                                  $ 5.235   $5.064  $ 3.694   $3.757  $2.710
                                                              =======   ======  =======   ======  ======

------------
(a) The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year.

                                                                       YEAR ENDED DECEMBER 31,
                                                               1992     1991    1990    1989    1988
                                                              -----    -----   -----   -----   -----
RATIOS
SERIES Q (QUALIFIED)

Operating expenses to average accumulation fund balance        1.56%    1.56%   1.58%   1.58%   1.59%
Net investment income to average accumulation fund balance    (0.17%)   0.64%   1.76%   2.20%   1.45%
Portfolio turnover rate                                          61%      98%     80%     89%     66%
Accumulation units outstanding at the end of the period
 (in thousands)                                               5,753    5,839   5,961   6,157   6,385

SERIES N (NON-QUALIFIED)

Operating expenses to average accumulation fund balance        1.74%    1.76%   1.80%   1.80%   1.81%
Net investment income to average accumulation fund balance    (0.42%)   0.21%   0.96%   1.36%   0.88%
Portfolio turnover rate                                          66%     109%     84%     84%     64%
Accumulation units outstanding at the end of the period
 (in thousands)                                                 662      684     735     774     942


                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1.   ORGANIZATION

     The Paul Revere Variable Annuity Contract Accumulation Fund ("The Fund") is a separate account of The Paul Revere Variable Annuity Insurance Company ("Paul Revere Variable"), and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("Paul Revere Life") which in turn is wholly-owned by The Paul Revere Corporation which is wholly-owned by Provident Companies, Inc. ("Provident"). The Fund is the investment vehicle for Paul Revere Variable's tax-deferred group annuity contracts.

2.   ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

     Common and preferred stocks are stated at market values which are based on the last sales prices at December 31, 1997, as reported on national security exchanges or the closing bid prices for unlisted securities as reported by investment dealers. Short-term notes are stated at amortized cost which approximates market value. Unrealized investment gains and losses are included in contract owners' equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

     The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

     Contract owners' equity is comprised of two components. Deferred contracts terminable by owner represents amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.   INVESTMENT ADVISOR

     Paul Revere Variable acts as investment advisor to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statement of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund.

     Paul Revere Variable also acts as principal underwriter and performs all sales and administrative functions relating to the variable annuity contracts and the Fund. Fees for such services are deducted from the contract purchase payments as shown in the statements of changes in net assets.

4.   INVESTMENT SUB-ADVISOR

     Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. ("MFSI"), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

5.   FEDERAL INCOME TAXES

     The Fund's operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by The Paul Revere Life Insurance Company. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund's assets, the Fund will be charged. No charges for federal income taxes have been made since the inception of the Fund.

6.   SECURITY TRANSACTIONS

     The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

                        SERIES Q (QUALIFIED)       SERIES N (NON-QUALIFIED)
                     -------------------------     ------------------------
                      PURCHASES        SALES       PURCHASES       SALES
                     -----------    -----------    ----------    ----------

December 31, 1997    $26,404,332    $28,331,204    $7,410,011    $7,764,770
December 31, 1996    $17,913,759    $40,511,084    $4,024,116    $4,120,878


     At December 31, 1997, net unrealized appreciation of investments in Series Q, amounting to $4,121,518, consisted of unrealized gains of $4,669,003 and unrealized losses of $547,485; net unrealized appreciation of investment in Series N, amounting to $1,141,134, consisted of unrealized gains of $1,278,237 and unrealized losses of $137,103.

7.   ACCUMULATION UNITS

     The change in the number of accumulation units outstanding were as follows:

                                                               SERIES Q (QUALIFIED)
                                                        -----------------------------------
                                                           1997        1996         1995
                                                        ----------  -----------  ----------
Units outstanding at beginning of year                  2,093,030    5,490,718   5,597,405
Units credited to contracts:
  Net purchase payments                                     4,552       13,534     114,907
Units withdrawn from contracts:
  Annuity payments                                         37,490       39,287      42,202
Terminations and withdrawals                              179,873    3,375,395     190,226
                                                        ---------   ----------   ---------
Net units withdrawn                                       217,363    3,414,682     232,428
                                                        ---------   ----------   ---------
Contract units withdrawn in excess of units credited     (212,811)  (3,401,148)   (117,521)
Other additions                                             7,133        3,460      10,834
                                                        ---------   ----------   ---------
Net decrease in units                                    (205,678)  (3,397,688)   (106,687)
                                                        ---------   ----------   ---------
Units outstanding at end of period                      1,887,352    2,093,030   5,490,718
                                                        =========   ==========   =========

     The change in the number of accumulation units outstanding were as follows:

                                                          SERIES N (NON-QUALIFIED)
                                                        ----------------------------
                                                          1997      1996      1995
                                                        --------  --------  --------

Units outstanding at beginning of year                  565,935   586,396   604,004
Units credited to contracts:
  Net purchase payments                                     927     1,056     1,152
Units withdrawn from contracts:
  Annuity payments                                       19,617    21,645    22,386
  Terminations and withdrawals                           24,629     7,179     6,906
                                                        -------   -------   -------
  Net units withdrawn                                    44,246    28,824    29,292
                                                        -------   -------   -------
Contract units withdrawn in excess of units credited    (43,319)  (27,768)  (28,140)
Other additions                                           7,179     7,307    10,532
                                                        -------   -------   -------
Net decrease in units                                   (36,140)  (20,461)  (17,608)
                                                        -------   -------   -------
Units outstanding at end of period                      529,795   565,935   586,396
                                                        =======   =======   =======

     The majority of the terminations and withdrawals from Series Q during 1997 related to withdrawals by participants in the Paul Revere Agency and Home Office Pension Plans which were deposited into an unrelated funding vehicle.

8.   MERGER AGREEMENT

     On March 27, 1997, Provident acquired The Paul Revere Corporation at a price of approximately $1.2 billion.

9.   COMMITMENTS

     On December 8, 1997 Provident signed an Asset Transfer and Acquisition Agreement under which American General Corporation will assume Provident's individual and tax-sheltered annuity business including all individual annuities and its two registered separate accounts. Separate Account B and The Paul Revere Variable Annuity Contract Accumulation Fund. The transaction is pending appropriate state approvals and is expected to close in the first quarter of 1998.

                        REPORT OF INDEPENDENT AUDITORS



Board of Directors
The Paul Revere Variable Annuity Insurance Company


We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company, a wholly-owned subsidiary of The Paul Revere Life Insurance Company, as of December 31, 1997 and 1996, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.

                                        ERNST & YOUNG LLP
Chattanooga, Tennessee
February 3, 1998

STATEMENTS OF FINANCIAL CONDITION -STATUTORY BASIS

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                                                                   December 31
                                                                1997         1996
                                                            (in thousands of dollars)
                                                        -------------------------------
ADMITTED ASSETS

CASH AND INVESTED ASSETS--NOTE 3
   Bonds                                                     $1,546,640   $1,309,289
   Preferred Stocks                                              11,879        7,812
   Common Stocks                                                    244       14,812
   Mortgage Loans                                                 6,360      100,526
   Real Estate                                                        -        1,050
   Policy Loans                                                  33,868       31,911
   Cash and Short-term Investments                                4,560       20,474
   Other Invested Assets                                          5,990        8,337
   Receivable for Securities                                     13,751            -
                                                             ----------   ----------
      Total Cash and Invested Assets                          1,623,292    1,494,211

OTHER ASSETS
   Reinsurance Balances Receivable                                1,569           51
   Federal Income Tax Recoverable                                     -        1,002
   Guaranty Funds Receivable or on Deposit                          506          344
   Deferred and Uncollected Premiums                              4,995        5,186
   Investment Income Due and Accrued                             25,612       23,904
   Receivable from Parent, Subsidiaries, and Affiliates               -           89
   Other Assets                                                     970          810
                                                             ----------   ----------

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS BUSINESS             1,656,944    1,525,597

From Separate Accounts Statement                                 27,941       23,178
                                                             ----------   ----------


TOTAL ADMITTED ASSETS                                        $1,684,885   $1,548,775
                                                             ==========   ==========

                                                                 December 31
                                                              1997         1996
                                                          (in thousands of dollars)
                                                        ---------------------------
LIABILITIES AND CAPITAL AND SURPLUS

   Life and Annuity Reserves                                $  100,566   $   93,914
   Policy and Contract Claims                                      618          322
   Premiums and Other Contract Deposit Funds                 1,367,888    1,320,758
   Other Reserves Held for Policyholders                           767           54
   Interest Maintenance Reserve                                  5,158        2,529
   Asset Valuation Reserve                                      11,153       24,402
   Insurance Expenses Due or Accrued                             3,098        3,312
   Federal Income Taxes                                          6,578            -
   Amounts Withheld or Retained as Agent or Trustee              4,288        3,955
   Borrowed Money and Interest Thereon                          45,741            -
   Payable to Parent, Subsidiaries, and Affiliates               2,630        2,892
   Drafts Outstanding                                            3,769            -
   Payable for Securities                                       13,760            -
   Other Liabilities                                             1,161          876
                                                            ----------   ----------

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS BUSINESS       1,567,175    1,453,014

From Separate Accounts Statement                                27,941       23,178
                                                            ----------   ----------

TOTAL LIABILITIES                                            1,595,116    1,476,192
                                                            ----------   ----------

COMMITMENTS AND CONTINGENT LIABILITIES--NOTE 12

CAPITAL AND SURPLUS
   Common Capital Stock, $5.00 par
     Authorized and Issued--500,000 shares                       2,500        2,500
   Gross Paid in and Contributed Surplus                        48,800       48,800
   Unassigned Surplus                                           38,469       21,283
                                                            ----------   ----------

TOTAL CAPITAL AND SURPLUS                                       89,769       72,583
                                                            ----------   ----------

TOTAL LIABILITIES AND CAPITAL AND SURPLUS                   $1,684,885   $1,548,775
                                                            ==========   ==========


See notes to financial statements--statutory basis.

STATEMENTS OF INCOME-STATUTORY BASIS

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                                                                Year Ended December 31
                                                                  1997           1996
                                                              (in thousands of dollars)
                                                            ----------------------------
REVENUE
   Premium Income                                                 $ 19,446      $ 29,120
   Annuity and Other Fund Deposits                                 135,798       121,783
   Considerations for Supplementary Contracts                        1,019             -
   Net Investment Income                                           111,961       107,576
   Amortization of Interest Maintenance Reserve                        257           317
   Other Income                                                        133           311
                                                                  --------      --------
TOTAL REVENUE                                                      268,614       259,107
                                                                  --------      --------

BENEFITS AND EXPENSES
   Death Benefits                                                    3,173         1,863
   Annuity Benefits                                                  7,058         6,888
   Disability Benefits                                                 182           223
   Surrender Benefits and Other Fund Withdrawals                   165,353       138,285
   Interest on Policy or Contract Funds                             75,144             7
   Change in Life and Annuity Reserves                               6,041         9,186
   Change in Liability for Premium and Other Deposit Funds         (27,951)       62,299
   Other Benefits and Reserve Changes                                1,170             6
   Commissions                                                       9,741        11,523
   General Expenses                                                  9,068        12,979
   Insurance Taxes, Licenses, and Fees                               2,685         2,103
   Other Expenses                                                     (743)          (11)
                                                                  --------      --------
TOTAL BENEFITS AND EXPENSES                                        250,921       245,351
                                                                  --------      --------

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
  TAXES AND NET REALIZED CAPITAL GAINS                              17,693        13,756

Federal Income Taxes                                                 8,342         3,625
                                                                  --------      --------

NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS           9,351        10,131

Net Realized Capital Gains--Note 3                                   8,171         2,319
                                                                  --------      --------

NET INCOME                                                        $ 17,522      $ 12,450
                                                                  ========      ========

See notes to financial statements--statutory basis.

STATEMENTS OF CAPITAL AND SURPLUS-STATUTORY BASIS

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                                                                  Year Ended December 31
                                                                    1997           1996
                                                                (in thousands of dollars)
                                                              ------------------------------
COMMON CAPITAL STOCK
   Balance at Beginning and End of Year                             $  2,500       $ 2,500
                                                                    --------       -------

GROSS PAID IN AND CONTRIBUTED SURPLUS
   Balance at Beginning and End of Year                               48,800        48,800
                                                                    --------       -------

UNASSIGNED SURPLUS
   Balance at Beginning of Year                                       21,283        15,226
   Net Income                                                         17,522        12,450
   Change in Net Unrealized Capital Gains and Losses                 (11,045)        3,920
   Change in Non-admitted Assets and Related Items                        71            18
   Change in Reserve on Account of Change in Valuation Basis            (611)            -
   Change in Asset Valuation Reserve                                  13,249        (3,355)
   Dividends to Stockholder                                           (2,000)       (8,000)
   Change in Voluntary Investment Reserve                                  -         1,011
   Prior Years' State Income Taxes                                         -            13
                                                                    --------       -------
   Balance at End of Year                                             38,469        21,283
                                                                    --------       -------

TOTAL CAPITAL AND SURPLUS                                           $ 89,769       $72,583
                                                                    ========       =======

See notes to financial statements--statutory basis.

STATEMENTS OF CASH FLOWS-STATUTORY BASIS

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

                                                           Year Ended December 31
                                                             1997           1996
                                                         (in thousands of dollars)
                                                       ----------------------------
CASH FROM OPERATIONS
   Premiums and Other Considerations Received               $  21,367     $  28,776
   Annuity and Other Fund Deposits                            135,798       121,783
   Investment Income Received                                 107,049       101,902
   Other Income Received                                          133           311
   Surrender Benefits and Other Fund Withdrawals Paid        (165,353)     (138,285)
   Other Benefits Paid                                        (12,121)       (8,866)
   Insurance Expenses Paid                                    (21,731)      (27,173)
   Transfers to Separate Accounts                                   -          (250)
   Federal Income Taxes Paid                                   (4,603)       (2,890)
                                                            ---------     ---------
NET CASH FROM OPERATIONS                                       60,539        75,308
                                                            ---------     ---------

CASH FROM INVESTMENTS
   Proceeds from Investments Sold, Matured, or Repaid         225,711       226,519
   Tax on Capital Gains and Losses Paid                        (1,463)       (3,282)
   Cost of Long-term Investments Acquired                    (346,614)     (304,582)
   Net Increase in Policy Loans                                (1,957)       (2,225)
                                                            ---------     ---------
NET CASH FROM INVESTMENTS                                    (124,323)      (83,570)
                                                            ---------     ---------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
   Borrowed Money                                              45,733             -
   Dividends Paid to Stockholder                               (2,000)       (8,000)
   Other Sources                                                4,137         5,670
                                                            ---------     ---------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES              47,870        (2,330)
                                                            ---------     ---------

NET DECREASE IN CASH AND SHORT-TERM INVESTMENTS               (15,914)      (10,592)

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR           20,474        31,066
                                                            ---------     ---------

CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR              $   4,560     $  20,474
                                                            =========     =========


See notes to financial statements--statutory basis.

NOTES TO FINANCIAL STATEMENTS-STATUTORY BASIS

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS: The Paul Revere Variable Annuity Insurance Company (the Company) is a wholly-owned subsidiary of The Paul Revere Life Insurance Company. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation, which was acquired from Textron Inc. on March 27, 1997, by Provident Companies, Inc., a non-insurance holding company incorporated in Delaware. The Company is domiciled in the State of Massachusetts and is licensed to do business in forty-eight states and the District of Columbia. The Company's primary business is the sale of life insurance and annuity products, which are marketed through branch offices, financial institutions, and independent agents and brokers.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed by or permitted by the National Association of Insurance Commissioners (NAIC) and the Division of Insurance of the Commonwealth of Massachusetts. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company does not apply any permitted statutory accounting practices that differ from prescribed statutory accounting practices. Certain 1996 amounts have been reclassified to conform to 1997 presentation.

The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to standardize prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices the Company uses to prepare its statutory financial statements.

Statutory accounting practices differ from generally accepted accounting principles (GAAP). Specific differences are as follows:

Policy Acquisition Costs and Value of Business Acquired: The costs of acquiring new business are expensed when incurred rather than deferred and amortized.

Securities: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Non-sinking fund preferred stocks are carried principally at cost. Common stocks are carried at fair value, but income taxes are not provided on unrealized capital gains and losses. For GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported as a separate component of stockholder's equity. Bonds and preferred stocks that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are generally reported at amortized cost.

Non-admitted Assets: Non-admitted assets, principally receivables, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

Asset Valuation Reserve: The asset valuation reserve is reported as a liability rather than as capital, and changes in this reserve are charged or credited directly to unassigned surplus.

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Federal Income Taxes: Federal income taxes are provided based on the estimated liability for taxes incurred. The tax effects of temporary differences in reporting income for financial statement purposes and for income tax purposes are not included in the liability for federal income taxes.

Revenue and Expense Recognition: Amounts collected from policyholders are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

Deposits to contract deposit funds are reported as revenue. Benefits include fund withdrawals and the change in deposit fund liabilities. Under GAAP, deposits collected from contract holders and withdrawals on contract deposit funds are not reported as revenue and benefit expense.

Under GAAP, considerations for supplementary contracts are reported as a deduction to payments and change in reserves for supplementary contracts.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds and mortgage loans, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the interest maintenance reserve (IMR) and are amortized over the remaining period to maturity based on groupings of securities sold in five-year bands.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

INVESTMENTS: Bonds not backed by other loans are generally carried at amortized cost with the discount or premium amortized using the interest method. Loan-backed bonds and structured securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment; significant changes in estimated cash flows from the purchase assumptions are accounted for using the retrospective method. Non-sinking fund preferred stocks are carried at cost. Common stocks are stated at fair values prescribed by the NAIC. Mortgage loans are generally carried at the unpaid balance, except those loans expected to be sold, which are carried at the lower of the unpaid balance or the fair value of collateral. Foreclosed real estate is carried at lower of cost or fair value, giving consideration to current occupancy rates and economic conditions, less accumulated depreciation from the date of foreclosure. Policy loans are presented at unpaid balances. Short-term investments are carried at cost. Other long-term invested assets are carried at amortized cost or at cost plus the Company's equity in undistributed net earnings. Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, a provision for loss is recorded which is included in realized capital gains and losses. Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DERIVATIVE FINANCIAL INSTRUMENTS: Interest rate swaps are valued in accordance with the NAIC Accounting Practices and Procedures manual and the Purposes and Procedures manual of the Securities Valuation Office.

Interest rate swaps are agreements in which the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and variable rate interest amounts, calculated by reference to an agreed upon notional principal amount. No cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. The Company has certain forward interest rate swap agreements where the exchange of interest payments does not begin until a specified future date. The Company intends to settle, for cash, the forward interest rate swap agreements prior to the commencement of the exchange of interest payment streams.

The fair values of interest rate swap agreements are not reported in the statements of financial condition. Amounts to be paid or received pursuant to interest rate swap agreements are accrued and recognized in the statements of income as an adjustment to net investment income.

The Company accounts for all of its interest rate swap agreements as hedges. Accordingly, any gains or losses realized on closed or terminated interest rate swap agreements are deferred and amortized to net investment income over the expected remaining life of the hedged item. If the hedged item matures or terminates earlier than anticipated, the remaining unamortized gain or loss is amortized to net investment income in the current period. Gains or losses realized on interest rate swap agreements which are terminated when the hedged assets are sold are allocated to the IMR and amortized into earnings over the remaining life of the assets sold. Gains or losses on interest rate swap agreements which are terminated because the hedged anticipated transaction is no longer likely to occur are reported in the statements of income as a component of net realized capital gains and losses. The Company regularly monitors the effectiveness of its hedging programs. In the event a hedge becomes ineffective, it is marked-to-market, resulting in a charge or credit to net investment income.

RESERVES FOR LIFE POLICIES AND CONTRACTS: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The interest rate assumption on current year issues for traditional life products is principally 4.5%. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division of Insurance of the Commonwealth of Massachusetts.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities. The interest rate assumption on current year issues is 4.5%.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division of Insurance of the Commonwealth of Massachusetts.

OTHER CONTRACT DEPOSIT FUNDS: Other contract deposit funds represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities.

SEPARATE ACCOUNTS: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees which are based on the net asset values of the separate accounts.

NOTE 2--FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and fair values of the Company's financial instruments are as follows:

                                                              December 31
                                                       (in thousands of dollars)
                                        -----------------------------------------------------
                                                    1997                       1996
                                           Carrying       Fair        Carrying        Fair
                                            Amount        Value        Amount        Value
                                        -----------------------------------------------------
ADMITTED ASSETS

   Bonds                                   $1,546,640   $1,617,955   $1,309,289    $1,329,435
   Preferred Stocks                            11,879       14,101        7,812         8,275
   Common Stocks                                  244          244       14,812        14,812
   Mortgage Loans                               6,360        6,360      100,526        99,204
   Policy Loans                                33,868       33,102       31,911        31,911
   Cash                                         4,560        4,560       (1,950)       (1,950)
   Short-term Investments                           -            -       22,424        22,424

LIABILITIES
   Investment-type Insurance Contracts
      Supplementary Contracts without
       Life Contingencies                         749          749            4             4
      Other Contract Deposit Funds          1,367,888    1,364,866    1,320,758     1,318,210
   Borrowed Money                              45,733       45,733            -             -

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 2--FAIR VALUES OF FINANCIAL INSTRUMENTS - CONTINUED

The following methods and assumptions were used by the Company in estimating the fair values of its financial instruments:

BONDS AND PREFERRED STOCKS: Fair values for bonds and preferred stocks are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. See Note 3 for the amortized cost and fair values of securities by security type and by maturity date.

COMMON STOCKS: Fair values for common stocks represent values prescribed by the NAIC.

MORTGAGE LOANS: At December 31, 1997, the fair value for mortgage loans was based on the expected sales price as of that date. At December 31, 1996, the fair value for mortgage loans was estimated using discounted cash flow analyses.

POLICY LOANS: At December 31, 1997, the fair value for policy loans was estimated using discounted cash flow analyses, using interest rates currently being offered. Loans with similar characteristics were aggregated for purposes of the calculations. At December 31, 1996, fair value approximated the carrying value.

CASH AND SHORT-TERM INVESTMENTS: Carrying amounts for cash and short-term investments approximate fair value.

SUPPLEMENTARY CONTRACTS WITHOUT LIFE CONTINGENCIES: The carrying amounts for supplementary contracts without life contingencies approximate fair value.

OTHER CONTRACT DEPOSIT FUNDS: Fair values of the Company's liability for other contract deposit funds are estimated using the cash surrender values of the annuity contracts.

BORROWED MONEY:  The carrying amount of borrowed money approximates fair value.

DERIVATIVE FINANCIAL INSTRUMENTS: Fair values of the Company's derivative financial instruments are based on market quotes, pricing models, or formulas using current interest rates and assumptions and represent the net amount of cash the Company would have received or paid if the contracts had been settled or closed on December 31. The fair values are as follows:

                                               December 31
                                            1997         1996
                                        (in thousands of dollars)
                                       ---------------------------
Interest Rate Swaps                        $ 289        $ 238

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 3--INVESTMENTS

SECURITIES:

The amortized cost and fair values of securities by security type are as follows:

                                                       December 31, 1997
                                                   (in thousands of dollars)
                                     ----------------------------------------------------
                                                       Gross        Gross
                                       Amortized    Unrealized   Unrealized      Fair
                                          Cost         Gains       Losses        Value
                                     ----------------------------------------------------
United States Government and
 Government Agencies and Authorities    $   93,100      $   514       $    6   $   93,608
Public Utilities                           144,815        5,465           97      150,183
Mortgage-backed Securities                 405,635       11,627          549      416,713
All Other Corporate Bonds                  903,090       55,660        1,299      957,451
Preferred Stocks                            11,879        2,389          167       14,101
                                       -----------      -------       ------  -----------
      Total                             $1,558,519      $75,655       $2,118   $1,632,056
                                        ==========      =======       ======   ==========

Common Stocks                           $      740      $     -       $  496   $      244
                                        ==========      =======       ======   ==========

                                                       December 31, 1996
                                                   (in thousands of dollars)
                                     ----------------------------------------------------
                                                       Gross        Gross
                                       Amortized    Unrealized   Unrealized      Fair
                                          Cost         Gains       Losses        Value
                                     ----------------------------------------------------
United States Government and
 Government Agencies and Authorities    $    4,379      $   127      $    73   $    4,433
Mortgage-backed Securities                 362,410        9,521        4,665      367,266
All Other Corporate Bonds                  942,500       28,461       13,225      957,736
Preferred Stocks                             7,812          554           91        8,275
                                       -----------      -------      -------  -----------
      Total                             $1,317,101      $38,663      $18,054   $1,337,710
                                        ==========      =======      =======   ==========

Common Stocks                           $    4,263      $10,582      $    33   $   14,812
                                        ==========      =======      =======   ==========

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 3--INVESTMENTS - CONTINUED

The amortized cost and fair values of bonds by maturity date are shown below. The maturity dates have not been adjusted for possible calls or prepayments.

                                    December 31, 1997
                                    (in thousands of
                                        dollars)
                               -------------------------
                                  Amortized      Fair
                                    Cost         Value
                               -------------------------
1 year or less                    $   17,362  $   17,608
Over 1 year through 5 years          308,883     326,828
Over 5 years through 10 years        539,703     564,549
Over 10 years                        275,057     292,257
                                  ----------  ----------
                                   1,141,005   1,201,242
Mortgage-backed Securities           405,635     416,713
                                  ----------  ----------
                                  $1,546,640  $1,617,955
                                  ==========  ==========

For the years ended December 31, 1997 and 1996, there were changes in net unrealized gains and losses on bonds and preferred stocks of $52,928,000 and $(47,871,000), respectively. These unrealized gains and losses are not reflected in the financial statements.

At December 31, 1997, the total investment in below-investment-grade bonds (securities rated below Baa3 by Moody's Investor Services or an equivalent internal rating) was $52,757,000 or 3.3 percent of cash and invested assets. The fair value of these investments was $57,091,000.

MORTGAGE LOANS:

In 1997, the Company sold 27 mortgage loans with a principal amount of $92,397,000 and a book value of $92,784,000. The transactions resulted in a before-tax realized capital gain of $1,660,000.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY


NOTE 3--INVESTMENTS - CONTINUED

NET INVESTMENT INCOME:

Sources for net investment income are as follows:

                                Year Ended December 31
                                  1997          1996
                              (in thousands of dollars)
                            ---------------------------
Bonds                             $102,518     $ 97,183
Preferred Stocks                       700          312
Common Stocks                           82          281
Mortgage Loans                       5,041        7,298
Real Estate                            103         (114)
Policy Loans                         2,404        2,334
Cash                                   219          662
Short-term Investments               1,598            -
Derivative Instruments                 128          114
Other Investment Income                346          712
                                  --------     --------
   Gross Investment Income         113,139      108,782
Investment Expenses                  1,178        1,206
                                  --------     --------
   Net Investment Income          $111,961     $107,576
                                  ========     ========

Due and accrued income on bonds where collection of interest is uncertain and on mortgage loans more than 30 days delinquent or where collection of interest is uncertain is excluded from investment income. No amounts were excluded at December 31, 1997 and 1996.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY


NOTE 3--INVESTMENTS - CONTINUED

REALIZED CAPITAL GAINS AND LOSSES:

Realized capital gains (losses) on investments are as follows:

                                      Year Ended December 31
                                         1997          1996
                                     (in thousands of dollars)
                                   ---------------------------
Bonds                                     $ 1,716       $2,058
Preferred Stocks                                -          (52)
Common Stocks                              12,713        4,950
Mortgage Loans                              1,209            -
Real Estate                                   717         (348)
Other                                           6            -
                                          -------       ------
   Total                                   16,361        6,608
Federal Income Tax                          5,304        2,983
                                          -------       ------
Pre-IMR Capital Gains, Net of Tax          11,057        3,625
                                          -------       ------
Transferred to IMR
   Pre-tax Capital Gains                    4,440        2,009
   Federal Income Tax                       1,554          703
                                          -------       ------
                                            2,886        1,306
                                          -------       ------
Net Realized Capital Gains                $ 8,171       $2,319
                                          =======       ======

Proceeds from sales of bonds and preferred stocks for the years ended
December 31, 1997 and 1996 were $145,204,000 and $117,389,000, respectively.
Gross gains of $1,845,000 and $2,452,000 and gross losses of $129,000 and $446,000, respectively, were realized during 1997 and 1996 on sales and calls of bonds and preferred stocks.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY


NOTE 4--DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses interest rate swaps contracts to hedge interest rate risks and to match assets with its insurance liabilities.

DERIVATIVE RISKS

The basic types of risks associated with derivatives are market risk (that the value of the derivative will be adversely impacted by changes in the market, primarily the change in interest rates) and credit risk (that the counterparty will not perform according to the terms of the contract). The market risk of derivatives should generally offset the market risk associated with the hedged financial instrument or liability. The credit exposure of derivatives is limited to the value of those contracts in a net gain position. The Company mitigates credit risk by entering into master agreements with its counterparties whereby contracts in a gain position can be offset against contracts in a loss position. Additionally, the Company typically enters into bilateral, cross-collateralization agreements with its counterparties. These agreements require the counterparty in a loss position to submit acceptable collateral with the other counterparty in the event the net loss position meets or exceeds an agreed upon amount. The Company's current credit exposure on derivatives, which is limited to the value of those contracts in a net gain position, was $289,000 at December 31, 1997.

HEDGING ACTIVITY

At December 31, 1997 and 1996, the Company had outstanding a receive fixed/pay variable interest rate swap agreement with a notional amount of $9,402,000. This swap is due to mature in the year 2000. The related weighted average interest receive rate is 8.18% and the pay rate is 6.98% assuming current market conditions. The purpose of this swap is to convert the interest received on a bond held by the Company from a variable rate to a fixed rate.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY


NOTE 5--DEFERRED AND UNCOLLECTED PREMIUMS

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

                                                    December 31
                                                 1997         1996
                                             (in thousands of dollars)
                                             -------------------------
Gross
   Ordinary First Year                           $   89       $  973
   Ordinary Renewal                               5,746        5,795
                                                 ------       ------
                                                 $5,835       $6,768
                                                 ======       ======

Net of Loading
   Ordinary First Year                           $   46       $  323
   Ordinary Renewal                               4,949        4,863
                                                 ------       ------
                                                 $4,995       $5,186
                                                 ======       ======

NOTE 6--REINSURANCE

The Company routinely cedes reinsurance with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the insurance coverage retains the liability.

Reinsurance ceded information is as follows:


                                                      Year Ended December 31
                                                        1997           1996
                                                    (in thousands of dollars)
                                                    --------------------------

Life Insurance in Force (Amount of Insurance)         $430,270      $492,063
Insurance Liabilities                                    5,825         6,162

Premium Income                                           1,309         1,300
Death Benefits                                           2,454         2,277
Change in Reserves for Life and Annuity Benefits          (337)       (2,384)


THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY


NOTE 7--ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

                                                                December 31, 1997
                                                            (in thousands of dollars)
                                                            -------------------------
                                                             Amount          %
                                                            -----------  ------------

Subject to Discretionary Withdrawal at Market Value          $   21,722       1.5%
Subject to Discretionary Withdrawal Without Adjustment        1,368,637      94.9
Not Subject to Discretionary Withdrawal                          51,828       3.6
                                                             ----------     -----
Total (Gross)                                                 1,442,187     100.0%
                                                                            =====
Reinsurance Ceded                                                 1,961
                                                             ----------
Total (Net)                                                  $1,440,226
                                                             ==========


NOTE 8--FEDERAL INCOME TAXES

The Company is included along with its affiliates in a consolidated tax return filed by The Paul Revere Life Insurance Company. The total federal income tax liability of the consolidated group is allocated among the members of the group in proportion of the consolidated federal taxable income of the group directly attributable to each member. Reimbursement is made among the members of the group to the extent losses are used to offset income within the group.

A reconciliation of the federal income tax computed at the statutory corporate tax rate and the federal income tax expense in the statements of income follows:

                                       Year Ended  December 31
                                         1997         1996
                                      -------------------------
Statutory Federal Income Tax Rate           35.0%        35.0%
Tax-preferred Investment Income             (0.2)        (1.2)
Deferred Policy Acquisition Costs            2.6          4.9
Accrual of Market Discount Bonds            (2.5)        (1.7)
Adjustment to Prior Year Provision          10.2         (1.0)
Other Items, Net                             2.0         (9.6)
                                            ----         ----
Effective Federal Income Tax Rate           47.1%        26.4%
                                            ====         ====

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 9--SEPARATE ACCOUNTS

Separate accounts held by the Company primarily represent funds which the Company invests on behalf of the accounts' contract holders. The assets of these accounts are carried at market value.

Information regarding the separate accounts, which have non-indexed guarantees less than or equal to four percent, is as follows:

                                                          Year Ended
                                                       December 31, 1997
                                                    (in thousands of dollars)
                                                    -------------------------
Premiums, Considerations or Deposits                        $   516
                                                            =======

Reserves for Accounts With Assets at Fair Value             $27,484
                                                            =======
By Withdrawal Characteristics:
   At Fair Value                                            $27,484
                                                            =======


A reconciliation of the amounts transferred to and from the separate accounts is as follows:

                                                               Year Ended
                                                            December 31, 1997
                                                        (in thousands of dollars)
                                                        ------------------------
Transfers as Reported in the Summary of Operations
of the Separate Accounts Statement:
     Transfers to Separate Accounts                                  $   516
     Transfers from Separate Accounts                                  3,344
                                                                     -------
     Net Transfers from Separate Accounts                             (2,828)
     Increase in Liability for Deposit Funds and
       Reserves Less Investment Income                                 2,420
     Investment Management Fees                                          408
                                                                     -------
Transfer as Reported in the Summary of Operations of the
  Life, Accident and Health Annual Statement                         $     0
                                                                     =======


NOTE 10--RETIREMENT BENEFITS

The Company has no employees and, therefore, has no retirement benefits. The Company purchases services at cost from its affiliate, Provident Life and Accident Insurance Company. The cost of these services includes the cost of the affiliate's benefit plans; however, there is no obligation on the part of the Company beyond the amounts paid as part of the cost of services rendered.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 11--RELATED PARTY TRANSACTIONS

During 1997 and 1996, the Company paid common stock dividends to The Paul Revere Life Insurance Company of $2,000,000 and $8,000,000, respectively.

During 1997, the Company purchased $10,000 in book value of bonds (par value $10,000) from The Paul Revere Protective Life Insurance Company at the market value of $10,000. In addition, the Company purchased $4,973,000 in book value of bonds (par value $5,000,000) from The Paul Revere Protective Life Insurance Company at the market value of $5,041,000.

During 1997, the Company sold $3,517,000 in book value of stock to The Paul Revere Corporation for $16,230,000.

At December 31, 1996, the Company owned 152,575 shares of Textron Inc. common stock with a market value of $14,099,000. In 1997, the Company's holdings of Textron Inc. stock were sold in conjunction with the purchase of The Paul Revere Corporation by Provident Companies, Inc., resulting in a realized before-tax capital gain of $12,713,000 and a $10,582,000 decrease in unrealized capital gains.

During 1997, the Company borrowed short-term funds from its various affiliates. The related interest expense is as follows:

                                                     Year Ended
                                                  December 31, 1997
                                              (in thousands of dollars)
                                              -------------------------
Interest Expense
   Provident Companies, Inc.                              $ 8
   The Paul Revere Life Insurance Company                  72

Affiliated borrowings outstanding at December 31, 1997 consisted of a $45,733,000 short-term note from Provident Companies, Inc. The note payable was issued on December 31, 1997, and bears interest at 6.41%. The note matured and was repaid in full on January 2, 1998.

Total interest paid during 1997, including amounts to affiliates, was $218,000. Interest expense was $226,000.

During 1997, the Company paid investment management fees to Provident Investment Management, LLC of $522,000.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

NOTE 12--COMMITMENTS AND CONTINGENT LIABILITIES

Commitments

In December 1997, the Company entered into a definitive agreement with American General Corporation (American General) under which the Company will reinsure with various affiliates of American General the Company's in-force block of individual and tax-sheltered annuity business. The transaction is expected to be completed during the second quarter of 1998.

Contingent Liabilities

Two alleged class action lawsuits have been filed in Superior Court in Worcester, Massachusetts against the Company and several affiliates. One of the alleged lawsuits purports to represent all career agents of The Paul Revere Life Insurance Company whose employment relationships ended on June 30, 1997, and who were offered contracts to sell insurance policies as independent producers, and the other purports to represent independent brokers who sold certain individual disability income policies with benefit riders for The Paul Revere Life Insurance Company. Motions have been filed by the Company and affiliates to dismiss most of the counts in the complaints, which allege various breach of contract and statutory claims. To date no class has been certified in either lawsuit. The Company and affiliates have strong defenses to both lawsuits and will vigorously defend their position and resist certification of the classes. In addition, the same plaintiff's attorney who has filed the purported class action lawsuits has filed 41 individual lawsuits on behalf of current and former sales managers of The Paul Revere Life Insurance Company alleging various breach of contract claims. The Company and affiliates have strong defenses and will vigorously defend their position in these cases as well. Although the alleged class action lawsuits and the 41 individual lawsuits are in the early stages, management does not currently expect these suits to materially affect the financial position or results of operations of the Company.

Various lawsuits against the Company have arisen in the normal course of business. Contingent liabilities that might arise from litigation are not deemed likely to materially affect the financial position or results of operations of the Company.

NOTE 13--SHAREHOLDER DIVIDEND RESTRICTIONS AND DEPOSITS

The Company is subject to various regulatory restrictions which limit the amount of dividends available for distribution, without prior approval by regulatory authorities, to the greater of ten percent of surplus as regards policyholders as of the preceding year end or the net gain from operations of the preceding year. Only the amount of statutory unassigned surplus is available for the payment of dividends. Based upon these restrictions, the Company is permitted a maximum of $9,351,000 in dividend distributions in 1998.

At December 31, 1997, the Company had on deposit with regulatory authorities securities with a statement value of $3,052,000 held for the protection of policyholders.

                       THE PAUL REVERE VARIABLE ANNUITY
                           CONTRACT ACCUMULATION FUND

                                     PART C

                               OTHER INFORMATION


This registration statement contains the following financial statements, condensed financial information and exhibits:

ITEM 28(A)  FINANCIAL STATEMENTS AND EXHIBITS

          INCLUDED IN PROSPECTUS


          Per unit income and capital changes and variable annuity unit values -
          - condensed financial information for the ten years ended December 31, 1997.

          INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION

          The Paul Revere Variable Annuity Contract Accumulation Fund:

          Report of Independent Auditors


          Statement of assets and liabilities at December 31, 1997.


          Statement of investments at December 31, 1997.


          Statement of changes in net assets for the two years ended December 31, 1997.


          Statement of operations for the year ended December 31, 1997. Notes to financial statements.

          The Paul Revere Variable Annuity Insurance Company:

          Report of Independent Auditors


          Balance sheets at December 31, 1997 and 1996.


          Statements of income for the three years ended December 31, 1997.


          Statements of changes in shareholder's equity for the three years ended December 31, 1997.


          Statements of cash flows for the three years ended December 31, 1997.

          Notes to financial statements.

ITEM 28(B)  LIST OF EXHIBITS

          1.  Consent of Legal Counsel


          2.  Consent of Independent Auditors

          4.  Financial Data Schedules

ITEM 29   DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

          This information is listed in the Statement of Additional Information, Part B of this Registration Statement under Management, Page 6, and incorporated in Part C by reference.

ITEM 30   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 31   NUMBER OF CONTRACTOWNERS            NUMBER OF HOLDERS
          TITLE OF CLASS                      OF RECORD*

          Series Q                                  461

          Series N                                  166


          * As of December 31, 1997.

ITEM 32   INDEMNIFICATION

          The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $1,000,000 with National Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 985-5437.

ITEM 33   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration Statement, and incorporated in Part C by reference.

ITEM 34   PRINCIPAL UNDERWRITERS

          (a)  None.
          (b) Included in the Statement of Additional Information, Part B and incorporated in Part C by reference.
          (c)  None.

ITEM 35   LOCATION OF ACCOUNTS AND RECORDS

NAME OF PERSON
MAINTAINING
POSSESSION THEREOF                ADDRESS              DESCRIPTION

RALPH ROGERS,                     1 Fountain Square    Financial
Senior Vice President             Chattanooga, TN      Records
and Treasurer
THE PAUL REVERE VARIABLE
ANNUITY INSURANCE COMPANY

PAMELA DAVIS,                     18 Chestnut Street   Contractowner
Vice President,                   Worcester, MA 01608  Accounts and
Client Services                                        Records
THE PAUL REVERE VARIABLE
ANNUITY INSURANCE COMPANY


ITEM 36   MANAGEMENT SERVICES

          None.

ITEM 37   UNDERTAKINGS

          The undersigned registrant hereby undertakes:

          (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore and hereafter duly adopted pursuant to authority conferred in that Section.


          (b) To file with the Securities and Exchange Commission, a Post Effective Amendment to this Registration Statement, as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (c) To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (d) To deliver any Statement of Additional Information and financial statements that are required by this Registration Statement promptly upon written or oral request.

                  POST EFFECTIVE AMENDMENT  -  SIGNATURE PAGE


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 52 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts on the 30th day of April, 1998.


                    Paul Revere Variable Annuity Contract Accumulation Fund



                    By:  /s/ Donald E. Boggs
                         --------------------------------
                         Donald E. Boggs
                         Chairman, Board of Managers


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 52 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                     TITLE          DATE


/s/ Gordon T. Miller    Vice Chairman      04/30/98
---------------------
Gordon T. Miller        Board of Managers


/s/ Aubrey K. Reid Jr   Member             04/30/98
---------------------
Aubrey K. Reid, Jr.     Board of Managers


/s/ Joan Sadowsky       Member             04/30/98
---------------------
Joan Sadowsky           Board of Managers


/s/ William J. Short    Member             04/30/98
---------------------
William J. Short        Board of Managers


/s/ Donald E. Boggs     Chairman           04/30/98
---------------------
Donald E. Boggs         Board of Managers

                  POST EFFECTIVE AMENDMENT  -  SIGNATURE PAGE


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Paul Revere Variable Annuity Contract Accumulation Fund has caused this Post Effective Amendment No. 52 to Registration Statement No. 2-24380 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee on the 30th day of April, 1998.


                         The Paul Revere Variable Annuity Insurance Company



                         By:/s/ J. Harold Chandler, Chairman, President & CEO
                         -----------------------------------------------------
                         J. Harold Chandler, Chairman, President & CEO


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post Effective Amendment No. 52 to Registration Statement No. 2-24380 has been signed below by the following persons in the capacities and on the date indicated.



SIGNATURE                   TITLE                      DATE


/s/ William L. Armstrong    Director                   04/30/98
-------------------------
William L. Armstrong


/s/ William H. Bolinder     Director                   04/30/98
-------------------------
William H. Bolinder


/s/ J. Harold Chandler      Chairman, President & CEO  04/30/98
-------------------------
J. Harold Chandler


/s/ Steven M. Gluckstern    Director                   04/30/98
-------------------------
Steven M. Gluckstern

SIGNATURE                    TITLE                      DATE


/s/ Charlotte M. Heffner     Director                   04/30/98
--------------------------
Charlotte M. Heffner


/s/ Hugh B. Jacks            Director                   04/30/98
--------------------------
Hugh B. Jacks


/s/ William B. Johnson       Director                   04/30/98
--------------------------
William B. Johnson


/s/ Hugh O. Maclellan, Jr.   Director                   04/30/98
--------------------------
Hugh O. Maclellan, Jr.


/s/ A.S. MacMillan           Director                   04/30/98
--------------------------
A.S. MacMillan


/s/ C. William Pollard       Director                   04/30/98
--------------------------
C. William Pollard


/s/ Scott L. Probasco, Jr.   Director                   04/30/98
--------------------------
Scott L. Probasco, Jr.


/s/ Steven S. Reinemund      Director                   04/30/98
--------------------------
Steven S. Reinemund


/s/ Burton E. Sorensen       Director                   04/30/98
--------------------------
Burton E. Sorensen


/s/ Thomas R. Watjen         Director, Vice Chairman &  04/30/98
--------------------------
Thomas R. Watjen             Chief Financial Officer